UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Outdoor Brands, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 PROXY STATEMENT

AMERICAN® OUTDOOR BRANDS

CALDWELL
CLAYCOPTER
SURFACE -TO- AIR

Redefining how shooting enthusiasts engage with, and experience, shotgun sports

Annual Meeting Information

Date

Monday, September 28, 2026

Time

12:00 p.m., Eastern Time

Location

www.virtualshareholdermeeting.com/AOUT2026

The 2026 Annual Meeting of Stockholders (Annual Meeting) will be held for the following purposes:

1

To elect Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy to serve until their successors are elected and qualified at the 2027 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification or removal.

2

To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027.

3	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in the proxy statement (a "say-on-pay" vote).
4	To approve, on a non-binding advisory basis, the frequency of future say-on-pay votes (a "say-on-frequency" vote).
5	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on August 3, 2026 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting and vote electronically during the meeting. To assure your representation at the meeting, however, you are urged to vote by proxy as soon as possible over the Internet, by telephone, or by mail by following the instructions on the proxy card. You may vote electronically during the meeting even if you have previously given your proxy.

Sincerely,

H. Andrew Fulmer

Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

Columbia, Missouri

August 14, 2026

Proxy Statement Notice

The Annual Meeting of Stockholders of American Outdoor Brands, Inc., a Delaware corporation, will be held as set forth below:

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. You should carefully read the entire Proxy Statement before casting your vote. This summary does not contain all the information that you should consider.

Voting Matters and Board Recommendations

Proposal	Required Approval	Board Recommendation	Page Reference
Election of Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy to serve until their successors are elected and qualified at the 2027 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification or removal.	The affirmative vote of a majority of the votes cast.	FOR	5
To ratify the appointment of Grant Thornton LLP as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027.	The affirmative vote of a majority of the votes cast.	FOR	42
To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in the proxy statement (a "say-on-pay" vote).	The affirmative vote of a majority of the votes cast.	FOR	46
To approve, on a non-binding advisory basis, the frequency of future say-on-pay votes (a "say-on-frequency" vote).	The affirmative vote of a majority of the votes cast.	ONE YEAR	47

Company Background

We are an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, shooting, meat processing, outdoor cooking, and personal security and personal defense products. Our common stock is traded under the ticker symbol “AOUT” on the NASDAQ Global Select Market. We produce innovative, high quality products under the brands BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT! Your Maker®; Old Timer®; Schrade®; Tipton®; Uncle Henry®; and Wheeler®; and through a license agreement under the brands Smith & Wesson Accessories; M&P Accessories; and Performance Center Accessories. For more information, visit www.aob.com.

Board Composition

FY26 Highlights

Connected Ecosystems

BUBBA® & Caldwell®

Total Net Sales

$190.5M

New Products

29.1% of Net Sales

POS Results

+4%

IP-Protected Net Sales

54%

Ending Cash

$21.4M

Share Buyback

551K Shares

Total Debt

$0M

2026 PROXY STATEMENT	1

Voting And Other Matters

General

The enclosed proxy is being solicited on behalf of American Outdoor Brands, Inc., a Delaware corporation, by our Board of Directors (Board) for use at our Annual Meeting of Stockholders to be held at 12:00 p.m., Eastern Time, on Monday, September 28, 2026, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting of Stockholders will be a virtual meeting. You will be able to attend the Annual Meeting of Stockholders during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/AOUT2026 and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

These proxy solicitation materials were first released on or about August 14, 2026 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on September 28, 2026. These proxy materials, which include the notice of annual meeting, this proxy statement, and our 2026 Annual Report for the fiscal year ended April 30, 2026, are available at www.proxyvote.com.

How the Board of Directors Recommends That You Vote

The Board of Directors recommends that you vote as follows:

▪
FOR the election of each of Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy as directors (Proposal One);
▪
FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027 (Proposal Two);
▪
FOR the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in this proxy statement (a "say-on-pay" vote) (Proposal Three); and
▪
To approve, on a non-binding advisory basis, the frequency of ONE YEAR for future say-on-pay votes (a "say-on-frequency" vote) (Proposal Four).

Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on August 3, 2026, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 12,618,869 shares of our common stock. Each stockholder voting at the meeting, either electronically during the meeting or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, on August 3, 2026, your shares were registered directly in your name with our transfer agent, Equiniti, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the meeting. Alternatively, as a stockholder of record, you may vote by proxy over the Internet as instructed on the enclosed proxy card, by mail by filling out and returning the accompanying proxy card, or by telephone as instructed on the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet as instructed on the enclosed proxy card, by mail by filling out and returning the enclosed proxy card, or by telephone as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote electronically during the meeting.

If, on August 3, 2026, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not attend the meeting electronically or vote your shares electronically during the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to attend and to vote the shares at the meeting.

2

Voting and Other Matters

How to Attend the Meeting; Asking Questions

You are entitled to attend the meeting only if you were a stockholder of record at the close of business on August 3, 2026, which we have set as the record date, or you hold a valid proxy for the meeting. You may attend the meeting by visiting www.virtualshareholdermeeting.com/AOUT2026 and using your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials to enter the meeting. If, on August 3, 2026, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name,” and you will be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.

Stockholders who wish to submit a question for the meeting may do so live during the meeting at www.virtualshareholdermeeting.com/AOUT2026.

Quorum

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding and entitled to vote on the record date constitutes a quorum for the transaction of business at the meeting. Votes cast electronically during the meeting or by proxy at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Required Vote

Assuming that a quorum is present, the affirmative vote of a majority of the votes cast will be required for the election of each of Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy; to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027; to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in this proxy statement; and to approve, on a non-binding advisory basis, the frequency of future say-on-pay votes.

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” such as the election of directors, the approval, on a non-binding advisory basis, of the compensation paid to the Company's named executive officers, and the approval, on a non-binding advisory basis, of the frequency of future say-on-pay votes, a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

As provided in our bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee for election to our Board of Directors, the proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027, the approval, on a non-binding advisory basis, of the compensation paid to the Company's named executive officers, or the approval, on a non-binding advisory basis, of the frequency of future say-on-pay votes, exceeds the number of shares voted “against” such nominee or proposal and does not include abstentions and broker non-votes. Because abstentions and broker non-votes do not represent votes cast “for” or “against” a proposal, under our bylaws or Delaware law, abstentions and broker non-votes, if any, will have no effect on the four proposals submitted to stockholders' vote at the Annual Meeting, as each such proposal is determined by reference to the votes actually cast by the shares present in person or by proxy at the meeting and entitled to vote.

In accordance with our director resignation policy, an incumbent director who does not receive the requisite majority of votes cast in an uncontested election is expected to submit his or her offer of resignation to our Board of Directors. Our Board of Directors, upon

2026 PROXY STATEMENT	3

Voting and Other Matters

recommendation of the Nominations and Corporate Governance Committee, will make a determination as to whether to accept or reject the offered resignation within 90 days after the stockholder vote. A director whose offered resignation is under consideration will abstain from any decision or recommendation regarding the offered resignation, but will otherwise continue to serve as a director until our Board of Directors makes its determination regarding the offered resignation. We will publicly disclose our Board of Directors’ decision regarding the tendered resignation and the rationale behind the decision in a filing of a Current Report on Form 8-K with the Securities and Exchange Commission, or the SEC.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. Except as provided above under “Broker Non-Votes and Abstentions,” if no specification is indicated, the shares will be voted (1) “for” the election of each of Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy; (2) “for” the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027; (3) "for" the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and (4) the approval, on a non-binding, advisory basis, of the frequency of one year for future say-on-pay votes. If any other matter is properly presented at the meeting, the individuals specified in the proxy will vote your shares in their discretion.

Revocability of Proxies

Any stockholder of record giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting electronically during the meeting (as provided under “Stockholders Entitled to Vote; Record Date; How to Vote”). Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2026 Annual Report to Stockholders, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about the Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The information contained in the “Report of the Audit Committee” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2026, including the financial statements and the financial statement schedules, as filed with the Securities and Exchange Commission will be provided without charge to any stockholder upon written request. Any exhibits listed in our Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at our principal executive office, 1800 North Route Z, Columbia, MO 65202.

4

Proposal One – Election of Directors

Nominees

Our bylaws provide that the number of directors shall be not less than three nor more than twelve, the exact number of directors to be determined from time to time by resolution of our Board of Directors. The size of the Board is currently limited to seven directors.

Consistent with the requirements of our governance documents and upon the recommendation of the Nominations and Corporate Governance Committee, our Board of Directors has nominated each of Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy for election for a new term as a director at the 2026 Annual Meeting. Each director will serve until the election and qualification of such director’s successor at the next annual meeting of stockholders or until his or her earlier death, resignation, disqualification, or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees listed below. Each of the nominees currently is a director of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director.

Our Board of Directors Unanimously Recommends that Stockholders Vote "For" Each of the Nominees.

The following table sets forth the director nominees to be voted on at the meeting and certain information about them, including their ages as of the date of this Proxy Statement:

Name	Age	Position
Barry M. Monheit	79	Chairman of the Board
Bradley T. Favreau	43	Director
Mary E. Gallagher	60	Director
Gregory J. Gluchowski, Jr.	61	Director
Kevin D. Leary	41	Director
Luis G. Marconi	60	Director
Brian D. Murphy	42	President, Chief Executive Officer, and Director

There are no family relationships among any of our directors and executive officers.

Committee Memberships

The following table sets forth the current committee memberships:

Name	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee
Barry M. Monheit		X	X
Bradley T. Favreau		X	X
Mary E. Gallagher	Chair		X
Gregory J. Gluchowski, Jr.	X	Chair	X
Kevin D. Leary		X	X
Luis G. Marconi	X		Chair
Brian D. Murphy

2026 PROXY STATEMENT	5

Proposal One – Election of Directors

Board of Directors

Set forth below is biographical information for the director nominees and each person whose term of office as a director will continue after the 2026 Annual Meeting.

  Barry M. Monheit

Age: 79

Director Since: 2020

Chairman of the Board and

Independent Director

Current Committees:

▪ Compensation ▪ Nominations and Corporate Governance

Experience

Barry M. Monheit has served as a director of the Company since we became a public company in August 2020. Mr. Monheit has served as a director of Smith & Wesson Brands, Inc. (NASDAQ:SWBI), since February 2004. Mr. Monheit is an independent financial consultant. Mr. Monheit was a Senior Managing Director of J.S. Held, LLC, an international consulting firm, from December 2020 until July 2023. Mr. Monheit was a Senior Managing Director of Simon Consulting, L.L.C., a consulting company providing services in forensic accounting, fraud investigations, receiverships and restructuring, and lost profit examinations from July 2020 until December 2020 when it was acquired by J.S. Held, LLC. From December 2015 until September 2021, Mr. Monheit was Vice Chairman of the Board of That’s Eatertainment Corp. (formerly Modern Round Entertainment Corporation), a company formed to create an entertainment concept centered around virtual interactive experiences with food and beverage offerings, and was a principal of its predecessor, Modern Round LLC. From February 2014 until December 2015. Mr. Monheit served as the President and Chief Executive Officer of Quest Resource Holding Corporation (NASDAQ:QRHC), an environmental solutions company that serves as a single-service provider of recycling and environment-related programs, services, and information, from June 2011 until July 2013 and served as a director of that company or its predecessors from June 2011 until July 2019. Mr. Monheit served as a financial and operational consultant from April 2010 until June 2011. From May 2009 until April 2010, Mr. Monheit was a Senior Managing Director of FTI Palladium Partners, a financial consulting division of FTI Consulting, Inc. (NYSE:FTI), a New York Stock Exchange-listed global advisory firm dedicated to helping organizations protect and enhance enterprise value in an increasingly complex legal, regulatory, and economic environment. Mr. Monheit was a consultant focusing on financial and operational issues in the corporate restructuring field from January 2005 until May 2009. From July 1992 until January 2005, Mr. Monheit was associated in various capacities with FTI Consulting, Inc., serving as the President of its Financial Consulting Division from May 1999 through November 2001. Mr. Monheit was a partner with Arthur Andersen & Co. from August 1988 until July 1992, serving as partner-in-charge of its New York Consulting Division and partner-in-charge of its U.S. Bankruptcy and Reorganization Practice.

Skills & Qualifications

We believe Mr. Monheit’s extensive experience in financial and operational consulting gained as an executive of major restructuring firms and his executive experience with major and emerging companies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

6

Proposal One – Election of Directors

  Bradley T. Favreau

Age: 43

Director Since: 2022

Independent Director

Current Committees:

▪ Compensation ▪ Nominations and Corporate Governance

Experience

Bradley T. Favreau has served as a director of the Company since August 2022. Mr. Favreau is a Partner at Engine Capital, which serves as the investment manager to value-oriented special situations funds that invest both actively and passively in companies undergoing change. Mr. Favreau has been at Engine Capital since 2013. His responsibilities include sourcing and evaluating investment opportunities as well as monitoring portfolio risk and position sizing. Mr. Favreau currently serves as a director of MYR Group Inc., a holding company of leading, specialty electrical contractors providing services throughout the United States and Canada, where he serves on the Compensation Committee and the Nominating, Environmental, Social and Corporate Governance Committee. From 2015 to 2017, Mr. Favreau served as a director and a member of the Audit Committee of RDM Corporation, a provider of solutions for the electronic commerce and payment processing industries. Prior to Engine Capital, in 2011, Mr. Favreau served as a consultant at HUSCO International, a global leader in the development and manufacture of hydraulic and electro-hydraulic controls for off-highway applications. At HUSCO International, his duties included identifying and initiating supply chain improvement initiatives. Mr. Favreau has also worked as an investment professional at Apax Partners, an international private equity investment group, and in the mergers and acquisition group at UBS AG.

Skills & Qualifications

We believe Mr. Favreau’s board and financial experience as well as his investment firm background provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

2026 PROXY STATEMENT	7

Proposal One – Election of Directors

  Mary E. Gallagher

Age: 60

Director Since: 2020

Independent Director

Current Committees:

▪ Audit ▪ Nominations and Corporate Governance

Experience

Mary E. Gallagher has served as a director of the Company since we became a public company in August 2020. Since April 2021, Ms. Gallagher has served as a director of Leonardo DRS, which is a prime contractor, leading technology innovator and supplier of integrated products, services and support to military forces, intelligence agencies and defense contractors worldwide. From March 2020 to January 2026, Ms. Gallagher served as a director of Novaria Group, a leading manufacturer/supplier of specialty hardware, complex and highly engineered components and specialty processes for the aerospace and defense sector. From August 2021 to August 2023, Ms. Gallagher served as a director of IronNet (NYSE:IRNT) which merges industry leading cybersecurity products and services to deliver real time defense across global, private, and public sectors. From July 2016 to March 2018, Ms. Gallagher served as Chief Financial Officer of Wheels Up, a membership-based private aviation company. Prior to joining Wheels Up, Ms. Gallagher spent 12 years with United Technologies Corporation, a publicly held global leader in aerospace and building technologies. Ms. Gallagher held a variety of top financial roles at United Technologies Corporation, most recently as CFO of Sikorsky Aircraft Corporation from November 2013 to June 2016. From 1996 to 2004, Ms. Gallagher served as the Vice President Controller of Olin Corporation, a publicly held global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. Prior to joining Olin, Ms. Gallagher spent nine years with KPMG in various positions in the audit, mergers/acquisitions, consulting, and training groups.

Skills & Qualifications

We believe Ms. Gallagher’s extensive board experience and financial leadership positions as well as her background as a certified public accountant provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors.

8

Proposal One – Election of Directors

  Gregory J. Gluchowski, Jr.

Age: 61

Director Since: 2020

Independent Director

Current Committees:

▪ Audit ▪ Compensation ▪ Nominations and Corporate Governance

Experience

Gregory J. Gluchowski, Jr. has served as a director of the Company since we became a public company in August 2020. Mr. Gluchowski is an experienced public company director, former chief executive officer, and strategic advisor with more than 35 years of leadership experience leading global consumer products, industrial, security, and building products businesses. He has served on the Board of Directors of Safety Products Global, a leading designer, manufacturer and distributor of professional safety products, since May 2026, and UniKey Technologies, a provider of cloud-based smart access control technology, since October 2019. Most recently, Mr. Gluchowski served as President and Chief Executive Officer of Hampton Products International, a leading provider of residential, commercial, portable security, and cargo management solutions from 2021 until 2026. Previously Mr. Gluchowski served as President and Chief Executive Officer of The Hillman Group, Inc. (NASDAQ:HLMN), a leading provider of hardware solutions and merchandising service, from 2015 until 2019. Prior to Hillman, he served as President of the $1.4 billion Hardware and Home Improvement division of Spectrum Brands Holdings, Inc. (NYSE:SPB), formerly a division of Stanley Black & Decker from 2002 until 2015. Earlier in his career, Mr. Gluchowski held several executive leadership positions with Black & Decker Corporation and Phelps Dodge Corporation from 1988 until 2001. He also previously served as a member of the board of directors of Smith & Wesson Brands, Inc. (NASDAQ:SWBI) from June 2015 until August 2020, and as a member of the board of directors of Milacron Holdings Corp., a New York Stock Exchange-listed industrial technology company, from 2017 until 2019.

Skills & Qualifications

We believe Mr. Gluchowski’s extensive experience in corporate governance, executive compensation, CEO succession, strategic planning, mergers and acquisitions, global operations, consumer products, manufacturing, sourcing, and omnichannel distribution provides the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

2026 PROXY STATEMENT	9

Proposal One – Election of Directors

  Kevin D. Leary

Age: 41

Director Since: 2026

Independent Director

Current Committees:

▪ Compensation ▪ Nominations and Corporate Governance

Experience

Kevin D. Leary has served as a director of our company since August 2026. Mr. Leary is Chief Executive Officer of Hallador Investment Advisors, an SEC-registered investment advisor and family office focused on long-term value creation, where he is responsible for overall firm strategy, capital allocation, and oversight of a diversified investment portfolio across public and private markets. He has been at Hallador Investment Advisors since 2015, serving as Chief Executive Officer since 2021; President from 2018 until 2021; and Chief Financial Officer, Chief Compliance Officer, and Investment Analyst from 2015 until 2018. Throughout his career, Mr. Leary has advised on corporate strategy, executive compensation, and governance practices for public and private companies in a range of industries. He currently serves as Chairman of the Board of Directors of Tahoe Forest Products, a private forest products company, a position he has held since 2022. He is a director of EarLens Corporation, a private medical technology company, where he is Chair of the Compensation Committee and a member of the Audit Committee. From 2018 until its July 2026 sale to Analog Devices, Mr. Leary was a director of Empower Semiconductor, a private semiconductor company, where he served as Chair of the Audit Committee, and previously as Chair of the Compensation Committee. Mr. Leary was a director of Navitas Semiconductor from 2018, until its initial public offering in 2021. Previously, Mr. Leary held positions with global accounting firm Grant Thornton LLP and investment firm Spitfire Capital LLC.

Skills & Qualifications

We believe Mr. Leary's extensive experience in investment management, capital allocation, corporate finance, and governance, together with his board experience, provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

10

Proposal One – Election of Directors

  Luis G. Marconi

Age: 60

Director Since: 2022

Independent Director

Current Committees:

▪ Audit ▪ Nominations and Corporate Governance

Experience

Luis G. Marconi has served as a director of the Company since June 2022. He brings more than 38 years of experience in CPG Food & Beverage in the United States, Latin America and Southern Europe. Mr. Marconi has a Directorship certification by the NACD (National Association of Corporate Directors). He has served as an Independent Board Member of Inline Plastics, a privately-owned food packaging manufacturer since February 2026, an Independent Board Member of Oleificio Zucchi S.p.A, a privately-owned Italian manufacturer of olive & seed oils since November 2022, and Executive Chairman of Mama Lycha Foods, a food manufacturer since September 2024. From January 2024 to February 2025, Mr. Marconi served as a Board Member of The James Beard Foundation, a non-profit organization whose mission is to support America's food culture. In March of 2024 he also became Board Member of the National Association of Corporate Directors, Florida Chapter. Prior to these responsibilities, he spent more than 22 years with Hormel Foods, a $12-plus billion global branded food company with presence in more than 75 countries worldwide. During his tenure at Hormel, Luis grew from a sales and marketing manager to the leader of the $3-plus billion grocery products division, the second largest of Hormel. Mr. Marconi was asked to sit on multiple boards within Hormel, including MegaMex Foods, Carapelli USA, and the Hormel Cargill Joint Venture in Central America. Before joining Hormel Foods in 2000, Luis spent several years leading international marketing responsibilities at The Quaker Oats Company, including managing the flagship Quaker Oats® brand in the Andean region. Mr. Marconi graduated from Pontifical Xavierian University in Colombia with a bachelor’s degree in industrial engineering and received his Master of Business Administration degree from Icesi University. He is also graduate of the Executive MBA program at the University of Minnesota Carlson School of Business.

Skills & Qualifications

We believe that Mr. Marconi’s extensive leadership experience leading and growing well-recognized consumer brands in the USA and international markets, combined with his depth in strategy, mergers & acquisitions, joint ventures, and board governance, provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

2026 PROXY STATEMENT	11

Proposal One – Election of Directors

  Brian D. Murphy

Age: 42

Director Since: 2020

President,

Chief Executive Officer, and

Director

Experience

Brian D. Murphy has served as the President and Chief Executive Officer and as a director of the Company since we became a public company in August 2020. Mr. Murphy served as Co-President and Co-Chief Executive Officer of SWBI from January 2020 until August 2020. Mr. Murphy served as President of the Outdoor Products & Accessories Segment of SWBI from May 2017 to January 2020. From December 2016 until May 2017, he was President of the Outdoor Recreation Division of SWBI, the activities of which were collapsed into Outdoor Product & Accessories. From February 2015 until December 2016, he was Vice President, Corporate Development of Vista Outdoor Inc., a publicly held designer, manufacturer, and marketer of outdoor sports and recreation products. From April 2013 until February 2015, Mr. Murphy was Director of Mergers & Acquisitions and Director of Financial Planning & Analysis for Alliant Techsystems, an aerospace, defense, and outdoor sporting goods company. Mr. Murphy held various management roles at McMaster-Carr Supply Company, a supplier of maintenance, repair, and operations materials to industrial and commercial facilities worldwide, from April 2011 until March 2013. From May 2006 until October 2010 he served as an investment banker with the publicly held firm Houlihan Lokey, where he advised companies in the areas of strategy, acquisitions, divestitures, recapitalizations, and restructuring.

Skills & Qualifications

We believe Mr. Murphy’s position as our President and Chief Executive Officer, his former position as the Co-President and Co-Chief Executive Officer of SWBI, and his former position as the President of the Company’s Outdoor Products & Accessories Segment; his intimate knowledge and experience with all aspects of the operations, opportunities, and challenges of the Company; and his meaningful business career at major companies, which include experiences in strategy, operations, and mergers & acquisitions, provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

12

Corporate Governance

Director Independence

Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that Messrs. Monheit, Favreau, Gluchowski, Leary, and Marconi, and Ms. Gallagher are independent directors, as “independence” is defined by the listing standards of the Nasdaq Stock Market, or Nasdaq, and by the SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Mr. Murphy is an employee director.

Committee Charters, Corporate Governance Guidelines, and Codes

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website, at AOB.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials specified by SEC or Nasdaq regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The Chairman of our Board of Directors serves as the presiding director of such executive sessions.

Board Structure

In accordance with our bylaws, there is no classification of the members of the Board of Directors, and each director will serve until the election and qualification of such director’s successor at the next annual meeting of stockholders or until his or her earlier death, resignation, disqualification, or removal.

Board Committees

Our bylaws authorize our Board of Directors to appoint from among its members one or more committees consisting of one or more directors. Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee, each consisting entirely of independent directors as “independence” is defined by the listing standards of Nasdaq and by the SEC.

The Audit Committee

The purpose of the Audit Committee includes overseeing the financial and reporting processes of the Company and the audits of the financial statements of the Company and providing assistance to our Board of Directors with respect to its oversight of the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of the Company’s independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of the financial statements of the Company; reviews the proposed scope of such audit; reviews accounting and financial controls of the Company with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates, also referred to as related-person transactions.

2026 PROXY STATEMENT	13

Corporate Governance

The Audit Committee currently consists of Ms. Gallagher and Messrs. Gluchowski, and Marconi. Our Board of Directors has determined that each of Ms. Gallagher and Messrs. Gluchowski, and Marconi, whose backgrounds are described above, qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Ms. Gallagher chairs the Audit Committee.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or, when appropriate, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of the Company and discharging the responsibilities of our Board of Directors relating to compensation programs of the Company. The Compensation Committee currently makes all decisions with respect to executive compensation. The Compensation Committee currently consists of Messrs. Favreau, Gluchowski, Leary, and Monheit. Mr. Gluchowski chairs the Compensation Committee.

Among other things, the Compensation Committee, with advice from its independent compensation consultant, determines and approves the compensation program for our Chief Executive Officer and other executive officers. The Compensation Committee, with advice from its independent compensation consultant, also determines the compensation of the non-employee members of our Board of Directors.

The Nominations and Corporate Governance Committee

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of corporate governance principles applicable to the Company. The Nominations and Corporate Governance Committee currently consists of Messrs. Favreau, Gluchowski, Leary, Marconi, and Monheit, and Ms. Gallagher. Mr. Marconi currently serves as the chair of the Nominations and Corporate Governance Committee. Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in a timely manner addressed and delivered to our Secretary at the address of our executive offices set forth in this proxy statement. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, securities repurchases, debt and equity placements, and product introductions. In addition, our Board of Directors regularly receives reports from our Managing Attorney.

14

Corporate Governance

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees our financial and reporting processes and the audit of our financial statements and provides assistance to our Board of Directors with respect to the oversight and integrity of our financial statements, our compliance with legal and regulatory matters, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on Company. Our Nominations and Corporate Governance Committee oversees governance related risk, such as Board independence, conflicts of interest of members of the Board of Directors and executive officers, and management and succession planning.

Board Composition

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to the Company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held senior-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of the Company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of the Company.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of the Company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board.

We currently maintain separate roles between the Chief Executive Officer and Chairman of the Board in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of the Company. The Chairman of the Board provides input to the Chief Executive Officer, sets the agenda for Board meetings, and presides over meetings of the full Board of Directors as well as executive sessions of the Board of Directors.

Additionally, our Board:

▪
Functions with fully independent Audit, Compensation, and Nominations and Corporate Governance Committees;
▪
Is fully independent with the exception of our CEO;
▪
Is led by an independent Chairman;
▪
Conducts annual Board and Committee self-assessments;
▪
Meets regularly without management or employee directors present; and
▪
Consists of members representing a range of perspectives.

Our website (https://ir.aob.com/corporate-governance/governance-overview) contains our Board committee charters, as well as additional information on our government related policies.

Director and Officer Derivative Trading and Hedging

We have a policy prohibiting our directors and officers, including our executive officers, and any family member residing in the same household, from engaging in derivatives trading and hedging involving our securities or pledging or margining our common stock.

2026 PROXY STATEMENT	15

Corporate Governance

Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors and executive officers. Our non-employee directors and executive officers are required to own shares of our common stock or share equivalents with a value equal to at least the lesser of the following:

▪	Non-Employee Directors	-	Three times cash retainer or 13,125 shares or share equivalents
▪	Chief Executive Officer	-	Three times base salary or 93,750 shares or share equivalents
▪	Chief Financial Officer	-	Two times base salary or 43,750 shares or share equivalents
▪	Other Executive Officers	-	Two times base salary or 31,250 shares or share equivalents

Each individual has five years from the later of the date of adoption of these guidelines or the date of appointment of the individual as a director or an executive officer to achieve the required ownership levels. We believe that these guidelines promote the alignment of the long-term interests of our executive officers and members of our Board of Directors with those of our stockholders.

Stock ownership generally includes the shares directly owned by the individual (including any shares over which the individual has sole ownership, voting, or investment power); the number of shares owned by the individual’s minor children and spouse and by other related individuals and entities over whose shares the individual has custody, voting control, or power of disposition; shares underlying restricted stock units, or RSUs, that have vested and are deliverable or will be vested and deliverable within 60 days; shares underlying performance-based restricted stock units, or PSUs, that have vested but are not deliverable within 60 days if the performance requirements have been satisfied; and shares held in trust for the benefit of the individual or the individual’s immediate family members.

If an individual achieves the required ownership level on the first day of any fiscal year, the value of the individual’s stock ownership on that date will be converted into a number of shares to be maintained in the future by dividing the value of such stock ownership by the price of our common stock on the prior day, which is the last day of the preceding fiscal year.

The failure to satisfy the required ownership level may result in the ineligibility of the individual to receive stock-based compensation in the case of an executive officer or director or the inability to be a nominee for election to our Board of Directors in the case of a director.

Clawback Policy

We maintain a compensation recovery, or clawback policy. In the event we are required to prepare an accounting restatement of our financial results as a result of (1) a material noncompliance by us with any financial reporting requirement under the federal securities laws, or (2) the correction of an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (an "Accounting Restatement"). In the event of an Accounting Restatement, we are required to recover from certain current or former officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the Accounting Restatement, any excess incentive compensation awarded as a result of the misstatement. This policy is administered by the Compensation Committee of our Board of Directors.

During fiscal 2026, we were not required to record an Accounting Restatement.

Whistleblower Policy

We maintain a Whistleblower Policy covering the policies and procedures for (i) the receipt, retention, and treatment of complaints that we receive regarding accounting, internal controls, or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Insider Trading Policy

We maintain an Inside Information and Insider Trading Policy that governs the purchase, sale, and other dispositions of our securities by directors, officers, and employees and is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as Nasdaq standards. In addition, with regard to our Company’s trading in our own securities, it is our policy to comply with the federal securities laws and the applicable Nasdaq listing requirements. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

16

Corporate Governance

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended April 30, 2026, Messrs. Gluchowski, Favreau, and Monheit served on the Compensation Committee. None of these individuals had any material contractual or other relationships with us during such fiscal year except as directors. During our fiscal year ended April 30, 2026, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our Board of Directors or Compensation Committee.

Board and Committee Meetings

Our Board of Directors held a total of ten meetings during the fiscal year ended April 30, 2026. During the fiscal year ended April 30, 2026, the Audit Committee held four meetings, the Compensation Committee held twelve meetings, and the Nominations and Corporate Governance Committee held five meetings. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors, and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she was a member.

Annual Meeting Attendance

We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly attempt to schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. All of our directors attended the 2025 Annual Meeting.

Majority Voting for Directors

In accordance with our director resignation policy, an incumbent director who does not receive the requisite majority of votes cast in an uncontested election is expected to submit his or her offer of resignation to our Board of Directors. Our Board of Directors, upon recommendation of the Nominations and Corporate Governance Committee, will make a determination as to whether to accept or reject the offered resignation within 90 days after the stockholder vote. A director whose offered resignation is under consideration will abstain from any decision or recommendation regarding the offered resignation, but will otherwise continue to serve as a director until our Board of Directors makes its determination regarding the offered resignation. We will publicly disclose our Board of Directors’ decision regarding the tendered resignation and the rationale behind the decision in a filing of a Current Report on Form 8-K with the Securities and Exchange Commission, or the SEC.

Investor Engagement

Our relationship with our stockholders is an important part of our corporate governance commitment. We meet with a broad base of investors throughout the year to discuss strategy and other important matters, including executive compensation. We consider investor feedback on emerging issues, which allows us to better understand our stockholders’ priorities and perspectives. This year-round engagement process provides us with useful input concerning our corporate strategy, and enables us to consider developments proactively and to act responsibly.

Communications with Directors

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various Board committees, by submitting a letter addressed to the Board of Directors of American Outdoor Brands, Inc., c/o any specified individual director or directors, at the address of our executive offices set forth in this proxy statement. Any such letters will be sent to the indicated directors.

2026 PROXY STATEMENT	17

Corporate Governance

Our Commitment to Sustainability

We are an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, target shooting, meat processing, outdoor cooking, and personal security and personal defense products. We focus on the establishment of product categories in which we believe our brands will resonate strongly with the activities and passions of our stakeholders. We strive to integrate sustainability principles into our business strategy in ways that advance our long-term goals, while optimizing opportunities to make positive impacts.

We aim to conduct our business in a safe, environmentally responsible, and sustainable manner that reflects our responsibilities to key stakeholders, including stockholders, employees, customers, and communities. We view this as a means to support the long-term stability and growth of our business and contribute to stakeholder value.

Environment

We address environmental risks across our operations by identifying and managing factors related to energy, pollution, resource use, and waste. Our environmental strategy is designed to reduce costs, improve operational efficiency, and support compliance with applicable regulations. Current priorities include:

▪
Using biodegradable and recycled packaging materials where feasible;
▪
Recycling production-related materials and electronic equipment;
▪
Tracking regulated materials in our product portfolio; and
▪
Utilizing energy-efficient systems, including LED lighting and HVAC upgrades.

We understand the importance of being responsible stewards of our planet’s resources and the importance of protecting it for our customers, communities, and employees. As a Smaller Reporting Company, we are in the early stages of assessing our environment-related risks and opportunities. So far, we have identified recycling, sustainable and recyclable product packaging, and energy management and usage as important components of driving sustainable outcomes. We value our position as a trusted supplier of outdoor products to a loyal consumer base that, we believe, shares our desire to minimize our collective impact on the environment when possible.

Our Environmental Management System is implemented across key facilities, and environmental inspections are conducted to ensure compliance. We also engage with suppliers who align with our sustainability standards, including our Supplier Code of Conduct, which outlines expectations for environmental awareness, ethical sourcing, and safe working conditions. As we expand operations, we remain focused on identifying efficiencies and maintaining a responsible supply chain that meets our compliance standards.

People

Our core values - honesty, respect, responsibility, discipline, collaboration, open-mindedness, and resourcefulness - are deeply intertwined with our culture, fostering an environment where integrity thrives, mutual support is encouraged, and innovative thinking is celebrated. As such, we have implemented policies and practices that promote integrity, transparency, and our values. We believe that creating a positive employee experience and being a responsible corporate citizen are essential to our long-term success. Our future depends on our ability to recruit, develop, and retain exceptional talent, and we value the unique perspectives and backgrounds of our nearly 270 employees. We support initiatives that enhance productivity, strengthen employee engagement, and build lasting customer relationships.

Our employees are essential to our success. Our efforts to attract, develop, and retain talent are reflected in several key initiatives:

▪
Employing the process of benchmarking our total compensation practices so that we may remain competitive in the markets where we have employees;
▪
Strengthening our relationship with local universities to support recruitment and expand our talent pipeline; and
▪
Enhancing our talent management process, which includes an annual performance review with periodic check-ins throughout the year.

The health and wellness of our employees is a top priority. In this regard, we aim to provide robust health and wellness employee benefits, including those related to the physical and mental well-being of our workforce. We continually evolve our benefit plans to remain competitive and to meet the needs of our workforce including medical benefits, paid parental leave, survivor benefits, disability coverage, a 401(k) program, on-site employee fitness center, employee assistance programs, and an employee stock purchase plan.

18

Corporate Governance

We strive to have a positive impact in the communities where we live and work - through charitable giving, educational sponsorships, and local development initiatives. We strengthen these communities by supporting employee volunteerism and actively participating in philanthropic efforts. Recent highlights include the following:

▪
Sponsored, donated product, and participated in a number of fundraisers benefiting The Food Bank for Central & Northeast Missouri, an organization that helps feed our neighbors across 32 counties in Missouri.
▪
Supported 15 families through Voluntary Action Center with the Angel Tree Project during the holidays and also donated to provide school supplies for school age children.
▪
Supported Scouting America by providing product donations for troop activities and fundraising auctions, fostering youth appreciation for the outdoors and cultivating future outdoor enthusiasts.
▪
Donation to the Missouri Task Force and Boone County Fire Protection District who are deployed to assist with rescue missions across the country.
▪
Sponsored the annual Mid-MO IT Summit, supporting the local technology community by fostering knowledge sharing, and professional development for IT professionals in the region.
▪
Adopted a section of walking/hiking trail under the Missouri Adopt-A-Trail program where employees and their family members gather and, equipped with our Hooyman tools, help clear debris and waste from the natural environment, keeping it clean and safe for future generations.
▪
Hosted an on-site event to promote the adoption of local shelter dogs.
▪
Sponsored St. Jude Children's Research Hospital by donating outdoor kitchens to the Missouri St. Jude Dream Home auctions in Springfield, MO and St. Louis, MO.

Risk Management

We maintain comprehensive risk management programs to ensure compliance with applicable laws and regulations. We are also subject to rigorous controls and audits. Our risk management teams coordinate with subject-matter experts throughout the business to identify, monitor, and mitigate material risks.

We have a Written Information Security Program (“WISP”) to protect personal and proprietary information in compliance with applicable federal and state requirements. The WISP is designed to: ensure the security and confidentiality of personal information; protect against any anticipated threats or hazards to the security or integrity of personal information; and protect against unauthorized access to or use of such personal information in a manner that creates a substantial risk of identity theft or fraud. We leverage industry leading identity, access, and encryption configurations and best practices cybersecurity technologies on our systems, devices, and third-party connections to ensure proper information security safeguards are maintained.

2026 PROXY STATEMENT	19

Executive Compensation

Compensation Philosophy

Our executive compensation program is designed to attract, retain, and motivate the executive talent necessary to execute our business strategy, deliver sustainable long-term growth, and create stockholder value. The Compensation Committee believes that the interests of our executive officers should be closely aligned with the interests of our stockholders and that a substantial portion of executive compensation should be “at risk” and contingent upon our performance.

The Compensation Committee’s guiding objectives in establishing our executive compensation program are to:

▪
Link Pay to Performance – Align a significant portion of target total direct compensation with the achievement of financial, operational, and strategic goals that drive both near-term results and sustainable long-term value creation.
▪
Align Interests with Stockholders – Use equity-based awards to tie a substantial portion of compensation directly to long-term stockholder value creation and share price performance.
▪
Maintain Market Competitiveness – Benchmark compensation opportunities against a relevant peer group and broader competitive market data to attract and retain executive talent with the skills and experience required to achieve our business objectives.
▪
Support Long-Term Strategy – Emphasize long-term incentive opportunities that encourage sustainable performance, prudent risk management, and alignment with our multi-year strategic plan.
▪
Retain Key Talent – Structure the program to provide competitive, performance-based opportunities that promote the retention of proven leadership critical to our continued success.

The Compensation Committee reviews the executive compensation program annually to ensure it remains aligned with our compensation philosophy, our strategic priorities, market best practices, and the interests of our stockholders. The Compensation Committee also considers feedback received from our stockholders in its decision-making process.

Elements of Compensation

Our executive compensation program is comprised of three primary elements: base salary, annual cash incentive compensation, and long-term equity incentive compensation. The Compensation Committee believes this mix appropriately balances fixed and variable compensation, short-term and long-term performance incentives, and Company and individual performance measures, thereby reinforcing our commitment to a performance-driven culture that creates sustainable value for our stockholders.

Base Salary

Base salary provides a fixed level of cash compensation to attract and retain experienced executive talent. The Compensation Committee generally establishes base salaries at levels competitive with those of executives in similar positions at companies within our peer group and the broader competitive market, taking into consideration:

▪
The scope and complexity of the executive’s responsibilities;
▪
The executive’s skills, experience, and tenure;
▪
Internal pay equity among our executive officers; and
▪
Individual performance and contribution to the Company.

Base salaries are reviewed annually, and adjustments, if any, are determined based on market competitiveness, individual performance, changes in responsibilities, and the overall budgetary framework approved by the Compensation Committee.

Annual Cash Incentive Compensation

Our annual cash incentive program is designed to reward achievement of pre-established financial, operational, and/or strategic objectives that support our annual operating plan. Key features include:

20

Executive Compensation

▪
Performance-Based – Target cash bonus payouts contingent on actual performance results relative to the pre-established goals.
▪
Metrics Aligned to Strategy – Performance metrics are selected annually to align with our strategic priorities, which may include financial measures such as net sales, adjusted EBITDA, or free cash flow, as well as operational or strategic milestones. Performance metrics exclude the results of any acquisitions which may occur.
▪
Leverage for Outperformance – Payouts may range from zero for performance below threshold levels to above-target payouts for superior performance, subject to any applicable caps established by the Compensation Committee.

The Compensation Committee reviews and approves the performance goals, target cash bonus opportunities (established as a percentage of base salary), and payout scales at the beginning of each fiscal year and certifies performance results following the end of the year before approving any payouts.

Long-Term Equity Incentive Compensation

Long-term equity incentive awards are designed to link a significant portion of each executive officer’s target total direct compensation to long-term Company performance, promote retention, and align the interests of executives with stockholders. The Compensation Committee typically grants long-term incentives annually, with award values determined based on:

▪
Competitive market data;
▪
Individual performance and contribution;
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The executive’s role and responsibilities; and
▪
The Company’s overall equity usage and available share reserve.

Awards are generally delivered in the form of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”), although the Compensation Committee may also grant stock options or other equity instruments as appropriate.

▪
RSUs provide value based on our stock price performance and encourage retention through time-based vesting, typically over a period of three to four years.
▪
PSUs reward performance over a three-year period, with vesting contingent upon achievement of pre-established performance goals, which may include relative total stockholder return or other strategic and financial measures.

The Compensation Committee believes that this balanced approach to long-term equity incentives appropriately aligns executive pay with stockholder value creation while supporting our long-term business objectives.

Fiscal Year 2026 Executive Compensation

The following tables and discussion relate to the compensation paid to or earned by Brian D. Murphy, our President and Chief Executive Officer; H. Andrew Fulmer, our Executive Vice President, Chief Financial Officer, and Treasurer; and Brent Vulgamott, our Chief Operating Officer. Messrs. Murphy, Fulmer, and Vulgamott, are collectively referred to in this Proxy Statement as our “named executive officers.” Information provided in this section is provided pursuant to the scaled disclosure rules applicable to Smaller Reporting Companies under the requirements of the SEC, including reduced narrative and tabular disclosure obligations regarding executive compensation.

Base Salary

For fiscal year 2026, the Compensation Committee incrementally increased the annual base salaries of our named executive officers as follows:

NAME	ANNUAL FISCAL 2025 BASE SALARY	ANNUAL FISCAL 2026 BASE SALARY

Brian D. Murphy	$621,000	$642,735
H. Andrew Fulmer	$414,000	$428,490
Brent A. Vulgamott	$295,000	$305,325

2026 PROXY STATEMENT	21

Executive Compensation

Annual Cash Incentive Bonuses

We maintain a performance-based annual cash incentive compensation plan for our named executive officers with pre-established performance objectives based primarily on our financial results, using Net Sales and Adjusted EBITDA as performance metrics. The amounts earned pursuant to the performance-based annual cash incentive compensation plan are calculated and paid to our named executive officers in the fiscal year following when they are earned. For fiscal 2026, the Compensation Committee weighted the metrics as follows: 50.0% for net sales and 50.0% for Adjusted EBITDA. These metrics were selected to align with the Company's strategic priorities.

The Compensation Committee set the target cash bonus opportunity for each of our named executive officers as a percentage of base salary, and that percentage remained unchanged from fiscal 2025. The table below sets forth for each named executive officer the fiscal 2026 base salary, the target bonus percentage, the annualized target cash bonus opportunity, and the actual bonus paid for fiscal 2026:

NAME	ANNUAL FISCAL 2026 BASE SALARY	TARGET BONUS PERCENTAGE	ANNUALIZED TARGET CASH BONUS OPPORTUNITY	ACTUAL BONUS PAID FOR FISCAL 2026

Brian D. Murphy	$642,735	100.0%	$642,735	$161,958
H. Andrew Fulmer	$428,490	65.0%	$278,519	$70,182
Brent A. Vulgamott	$305,325	50.0%	$152,663	$38,468

Performance Goals

The financial performance metrics established under the fiscal 2026 program were as follows:

PERFORMANCE METRICS	TARGET PERFORMANCE (IN 000’S)	POTENTIAL MAXIMUM PAYOUT OF TARGET BONUS	PERFORMANCE REQUIRED TO EARN MAXIMUM PAYOUT (AS A % OF TARGET PERFORMANCE)

Net Sales	$225,000	200.0%	110.0%
Adjusted EBITDA	$18,700	200.0%	136.1%

The threshold metrics were at least $202.5 million, or 90.0% of Target, for the Net Sales metric and $10.1 million, or 54.1% of Target, for the Adjusted EBITDA metric. How the Company calculates Adjusted EBITDA can be found in Appendix A.

In fiscal 2026, Net Sales and Adjusted EBITDA*, for purposes of compensation, were $190.5 million and $10.2 million, respectively. The actual payout percentages for the Net Sales and Adjusted EBITDA metrics were 0% and 50.4% of the Target Bonus Percentage, respectively.

* See reconciliation in Appendix A

Long-Term Incentive Compensation

The stock-based awards granted to our named executive officers in fiscal 2026 consisted of a 50/50 mix of service-based RSUs and performance-based PSUs.

PSUs

During fiscal 2026, the Compensation Committee granted the following PSUs to our named executive officers:

NAME	PSUs AT THRESHOLD	PSUs AT TARGET	PSUs AT MAXIMUM

Brian D. Murphy	24,429	48,859	97,718
H. Andrew Fulmer	6,662	13,325	26,650
Brent A. Vulgamott	4,664	9,328	18,656

The Compensation Committee updated the performance measures for the fiscal 2026 PSU awards to include internal performance metrics and removed the calculation of the relative performance of our common stock against the Russell 2000, or RUT, over the

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approximately three-year performance period. The Compensation Committee approved this change in order to better align these long-term incentives with our strategic priorities, operational performance, and value creation drivers that are more directly influenced by management. These PSUs are earned and vest based on two internal performance metrics that include 1) a three-year cumulative Adjusted EBITDA (weighted 60%), and 2) a three-year average return on invested capital, or ROIC (weighted 40%). For purposes of the PSU awards, ROIC is calculated by dividing net operating profit after taxes ("NOPAT") by average invested capital over the applicable three-year performance period. NOPAT is calculated as Adjusted EBITDA, less stock-based compensation expense, less amortization (excluding amortization of acquired intangible assets), less depreciation, and less taxes. Average invested capital consists of average net working capital, property, plant and equipment, certain intangible assets, and certain other assets.

The following table summarizes the performance goals and corresponding payout opportunities applicable to each performance metric for the fiscal 2026 PSU awards:

PERFORMANCE LEVEL	THREE-YEAR CUMULATIVE ADJUSTED EBITDA	THREE-YEAR AVERAGE ROIC	PAYOUT (% OF TARGET PSUs)
Below Threshold	Less than $70.7 million	Less than 9.9%	0.0%
Threshold	$70.7 million	9.9%	50.0%
Between Threshold and Target	Greater than $70.7 million up to $90.0 million	Greater than 9.9% up to 12.8%	Straight-line interpolation from 50.0% to 100.0%
Target	$90.0 million	12.8%	100.0%
Between Target and Maximum	Greater than $90.0 million up to $114.4 million	Greater than 12.8% up to 16.5%	Straight-line interpolation from 100.0% to 200.0%
Maximum	$114.4 million or greater	16.5% or greater	200.0%

For purposes of cumulative Adjusted EBITDA, the cumulative Adjusted EBITDA metric will be modified to include the expected results of an acquisition or exclude Adjusted EBITDA resulting from the Board-approved disposition of any business. For purposes of the ROIC metric, in the event of an acquisition, the effects on earnings and changes to capital resulting from the acquisition will be excluded from the ROIC calculation in the year of acquisition. In addition, the Compensation Committee also updated the vesting schedule for the fiscal 2026 RSU awards to vest over a three-year period, in order to maintain a competitive long-term incentive compensation program.

The underlying shares of our common stock earned, if any, related to these PSUs will be delivered on the ending date of the performance period (approximately three years from the date of grant). The named executive officer shall forfeit any then unvested PSUs in the event that the officer’s continuous service is terminated for any reason, except as otherwise determined by the Compensation Committee in its sole discretion, which determination need not be uniform as to all officers. In the event of a change in control of the Company, as defined in our 2020 Incentive Compensation Plan, that occurs prior to the end of the performance period, the officer may earn the target number of PSUs, which will vest on the ending date of the performance period, subject to the officer’s continuous service through such date. Notwithstanding the foregoing, if we terminate a named executive officer without good cause or the officer resigns following an adverse change in control effect (as defined in the PSU award agreement), in either case during a potential change in control protection period or the change in control performance period (as defined in the PSU award agreement), the target number of PSUs will immediately vest.

PSUs awarded to our executive officers in fiscal 2024 and 2025 were earned and vest based on the relative performance of our common stock against the RUT over the approximately three-year period following the date of grant.

RSUs

During fiscal 2026, the Compensation Committee granted the following RSUs to our named executive officers:

NAME	RSUs	GRANT DATE FAIR VALUE

Brian D. Murphy	48,860	$496,906
H. Andrew Fulmer	13,325	$135,515
Brent A. Vulgamott	9,327	$94,856

One-third of the RSUs typically vest following each of the first, second, and third anniversaries of the date of grant. In the event that prior to final vesting, we terminate a named executive officer without good cause or the officer resigns following an adverse change in control effect (as defined in the RSU award agreement), in either case during a potential change in control protection period or change in control in control protection period (as such terms are defined in the RSU award agreement), all unvested RSUs will immediately vest. In all other cases, the named executive officer shall forfeit any then unvested RSUs in the event that the officer’s continuous service is

2026 PROXY STATEMENT	23

Executive Compensation

terminated for any reason, except as otherwise determined by the Compensation Committee in its sole discretion, which determination need not be uniform as to all officers.

Role of the Independent Compensation Consultant

The Compensation Committee has sole discretion to retain a compensation consultant and is directly responsible for the appointment, compensation, and oversight of the work of the compensation consultant. The Compensation Committee retains a compensation consultant to assist in setting the design and goals of the executive compensation program, to review trends in executive compensation, to identify relevant peer companies, and to conduct an assessment and analysis of executive market compensation. The compensation consultant reports directly to the Compensation Committee.

Compensia, Inc. served as the Compensation Committee’s independent compensation consultant for fiscal 2026. For fiscal 2026, the compensation consultant identified for the Compensation Committee peer group companies, provided a competitive compensation assessment and analysis of those companies, determined the positioning of each named executive officer’s compensation by element among the peer group companies, developed frameworks and guidelines for the structure of our executive compensation program, reviewed the overall target total direct compensation opportunities for our named executive officers, and advised the Compensation Committee regarding the market competitiveness of our executive compensation program. In addressing Compensia’s independence in light of applicable SEC rules and Nasdaq standards, the Compensation Committee considered relevant factors and concluded that Compensia is independent and the engagement would not raise any conflicts of interest under the applicable rules and standards.

Fiscal 2026 Summary Compensation Table

The following table sets forth, for the fiscal years ended April 30, 2026, and 2025, information with respect to the compensation for services in all capacities paid to our named executive officers.

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS(1)	STOCK AWARDS(2)	OPTION AWARDS	NON-EQUITY INCENTIVE PLAN COMPENSATION(3)	ALL OTHER COMPENSATION(4)	TOTAL(5)

Brian D. Murphy	2026	$642,735	$—	$993,792	$—	$161,958	$44,948	$1,843,433
President and Chief Executive Officer	2025	$621,000	$—	$1,085,767	$—	$1,110,897	$45,006	$2,862,670

H. Andrew Fulmer	2026	$428,490	$—	$271,031	$—	$70,182	$20,573	$790,276
Executive Vice President, Chief Financial Officer, and Treasurer	2025	$414,000	$—	$296,117	$—	$481,388	$22,737	$1,214,242

Brent A. Vulgamott	2026	$305,325	$—	$189,732	$—	$38,468	$20,545	$554,070
Chief Operating Officer	2025	$295,000	$—	$148,058	$—	$263,860	$20,632	$727,550

(1)
The amounts shown in this column, if any, represent discretionary bonuses.
(2)
The amounts shown in this column represent the grant date fair value for PSUs and RSUs granted to the named executive officers during the covered year calculated in accordance with ASC Topic 718 excluding the effect of forfeitures. The assumptions used in determining the grant date fair value of these awards are set forth in Note 13 – Equity to our consolidated financial statements, which are included in its Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 30, 2026. The amounts in this column include the grant date fair value of awards granted to our named executive officers during fiscal 2026 and 2025.

Set forth below is the value for the PSUs granted to our named executive officers during fiscal 2026 assuming that the maximum number of shares was issued (i.e., 200% of the target award value).

NAME	STOCK AWARDS – MAXIMUM VALUE OF PSUs

Brian D. Murphy	$993,792
H. Andrew Fulmer	$271,031
Brent A Vulgamott	$189,732

(3)
The amounts shown in this column constitute payments made, if any, under our 2026 annual performance-based cash incentive compensation programs. These amounts were calculated and paid to our named executive officers in the fiscal year following when they were earned.

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Executive Compensation

(4)
All Other Compensation consisted of the following for fiscal 2026:

NAME	CAR ALLOWANCE	REIMBURSEMENT FOR INSURANCE PREMIUMS	MATCHING CONTRIBUTIONS TO DEFINED CONTRIBUTION PLAN	PAYMENTS UNDER PROFIT SHARING PLAN	RELOCATION EXPENSES	SEVERANCE PAYMENTS	OTHER	TOTAL (5)

Brian D. Murphy	$18,000	$14,439	$10,695	$—	$—	$—	$1,814	$44,948
H. Andrew Fulmer	$10,800	$—	$8,538	$—	$—	$—	$1,235	$20,573
Brent A Vulgamott	$10,800	$—	$8,965	$—	$—	$—	$780	$20,545

(5)
The dollar value in this column for each named executive officer represents the sum of all compensation reflected in the previous columns.

Outstanding Equity Awards at Fiscal Year-End 2026

The following table sets forth information with respect to outstanding equity awards of the Company held by our named executive officers as of April 30, 2026.

	Stock Awards

	GRANT	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT
NAME	DATE	NOT VESTED	VESTED (1)	VESTED	VESTED (1)

	05/02/2022	10,268(2)	$96,622	—	$—
Brian D. Murphy	05/01/2023	29,956(2)	$281,886	119,824(6) (8)	$1,127,544
	05/01/2024	48,471(2)	$456,122	129,258(6)	$1,216,318
	07/08/2025	48,860(3)	$459,773	97,718(7)	$919,526

	05/02/2022	2,800(2)	$26,348	—	$—
H. Andrew Fulmer	05/01/2023	8,169(2)	$76,870	32,678(6) (8)	$307,500
	05/01/2024	13,219(2)	$124,391	35,252(6)	$331,721
	07/08/2025	13,325(3)	$125,388	26,650(7)	$250,777
	06/15/2022	2,688(2)	$25,294	—	$—
	06/15/2023	5,081(4)	$47,812	—	$—
Brent A. Vulgamott	10/02/2023	676(5)	$6,361	—	$—
	05/01/2024	6,609(2)	$62,191	17,626(6)	$165,861
	07/08/2025	9,327(3)	$87,767	18,656(7)	$175,553

(1)
The market value of shares or units of stock that have not vested and unearned equity incentive plan awards is determined by multiplying the closing market price of our common stock at the end of our last completed fiscal year by the number of shares or units of stock or the amount of unearned equity incentive plan awards, as applicable.
(2)
One-fourth of the RSUs vest and are settled following each of the first, second, third, and fourth anniversaries of the date of grant.
(3)
One-third of the RSUs vest and are settled on July 9, 2026; May 1, 2027; and May 1, 2028.
(4)
One-third of the RSUs vest and are settled following each of the first, second, and third anniversaries of the date of grant.
(5)
One-third of the RSUs vest and are settled on October 2, 2024; May 1, 2025; and May 1, 2026.
(6)
These PSUs are earned and vest based on the relative performance of our common stock against the RUT over the approximately three-year performance period following the date of grant and are reported at the maximum level of award. Notwithstanding the maximum amounts shown in this column, the maximum number of shares that can be delivered with respect to such awards is limited to a dollar value, determined as of the vesting date, of 600% of the grant date value.
(7)
These PSUs are earned and vest based on the three-year average ROIC and the three-year cumulative Adjusted EBITDA over the approximately three-year performance period following the date of grant and are reported at the maximum level of award.
(8)
These PSUs were forfeited on May 1, 2026 following certification that the applicable performance goals were not achieved.

2026 PROXY STATEMENT	25

Executive Compensation

Retirement Plans

We maintain our Profit Sharing and Investment Plan, or 401(k) Plan, a retirement plan intended to be tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (sometimes referred to as the Code) and under which 401(k), Roth, matching, and discretionary profit-sharing contributions are authorized. All profit-sharing contributions vest immediately and all matching contributions vest 50% after one year and 100% after two years. The plan covers substantially all of our employees, including our executive officers, subject to meeting applicable eligibility requirements.

Employees become eligible to make 401(k) and Roth contributions and to receive matching contributions on the first day of the month after their date of hire. Subject to certain Code limitations, the plan permits non-highly compensated employees to make 401(k) and Roth contributions of up to 100% of their eligible compensation and for the plan year ended April 30, 2026. Subject to certain Code limitations, we make discretionary matching contributions with respect to our employees’ 401(k) and Roth contributions. For the plan years ended April 30, 2026 and 2025, we made matching contributions equal to 50% of participants’ 401(k) and Roth contributions, up to 6% of their eligible compensation.

Employees become eligible to receive profit sharing contributions on the first day of the plan year subsequent to the date on which they complete one year of eligible service and must be employed on the last day of the plan year, in order to receive a profit-sharing contribution, if any, for that plan year. For the fiscal years ended April 30, 2026 and 2025, we made no profit sharing contributions.

Pension Benefits and Nonqualified Deferred Compensation

We do not offer any defined benefit pension plan or nonqualified deferred compensation plan to any of our executive officers.

Health and Welfare Benefits

Our named executive officers, during their employment with us, are eligible to participate in our employee benefit plans, including our medical and dental insurance plans, in each case on the same basis as all of our other employees. We do, however, cover a certain portion of the premiums for medical and dental insurance for all of our employees, including our named executive officers.

Employment Agreements and Severance Arrangements with Our Named Executive Officers

Employment Agreement with Mr. Murphy

Under the terms of the employment agreement with Mr. Murphy, he is entitled to an annual base salary of $500,000 (subject to annual review by our Board of Directors or a committee thereof for increase based on our performance or the performance of Mr. Murphy). Mr. Murphy is also eligible to participate in our executive compensation programs, to receive a discretionary annual bonus as determined by our Board of Directors or a committee thereof, and to receive annual and periodic stock-based compensation awards as determined by our Board of Directors or a committee thereof. Mr. Murphy is entitled to receive other standard benefits, including participation in any group insurance, pension, retirement, vacation, expense reimbursement, relocation program, and other plans, programs, and benefits approved by our Board of Directors or a committee thereof and made available from time to time to our other executive employees; and certain insurance benefits (including the reimbursement of reasonable insurance premiums for a key person term-insurance policy on the life of Mr. Murphy with beneficiaries selected by Mr. Murphy).

If we unilaterally terminate Mr. Murphy’s employment without cause, Mr. Murphy will receive (i) his base salary for a period of 18 months after such termination; (ii) a pro rata portion of his annual cash bonus for the fiscal year in which the termination occurs to the extent earned under the then applicable executive annual cash incentive program; (iii) at our option, either (x) coverage under our medical plan to the extent provided for Mr. Murphy pursuant to the employment agreement at the termination, such benefits to be received for a period of 18 months after the termination, or (y) reimbursement for the COBRA premium for such coverage through the earlier of such 18-month period or the COBRA eligibility period; and (iv) a vested pro rata portion of stock-based awards scheduled to vest in the fiscal year of the termination.

If Mr. Murphy unilaterally terminates his employment without cause, or if Mr. Murphy engages in an act or acts involving a crime, moral turpitude, fraud, or dishonesty, or he willfully violates in a material respect our corporate governance guidelines, code of conduct, or code of ethics for the chief executive officer and senior financial officers, Mr. Murphy will receive no further compensation under the employment agreement.

26

Executive Compensation

If Mr. Murphy’s employment is terminated by reason of his death or disability, if we unilaterally terminate Mr. Murphy’s employment without cause, or if Mr. Murphy voluntarily terminates his employment following a qualifying change in control event as described below, the employment agreement provides that he will receive, for the fiscal year of the notice of termination, any earned bonus, on a pro-rated basis, based on the performance goals actually achieved for the fiscal year of the notice of termination, as determined in the sole discretion of our Board of Directors or a committee thereof, at the time such bonuses are paid to our other employees.

The employment agreement provides that, in the event of a change in control of the Company (as defined in the employment agreement), Mr. Murphy may, at his option and upon written notice to us, terminate his employment, unless (i) the provisions of the employment agreement remain in full force and effect and (ii) Mr. Murphy suffers no reduction in his status, duties, authority, or compensation following the change in control, provided that Mr. Murphy will be considered to suffer a reduction in his status, duties, or authority if, after the change in control, (a) he is not the chief executive officer of the company that succeeds to our business; (b) such company’s stock is not listed on a national stock exchange; or (c) such company terminates Mr. Murphy’s employment or reduces his status, duties, authority, or compensation within one year of the change in control. If Mr. Murphy terminates his employment due to a change in control following which the employment agreement does not remain in full force and effect or his status, duties, authority, or compensation have been reduced, he will receive (A) his base salary for a period of 18 months after such termination; (B) an amount equal to 150% of the average of his cash bonus paid for each of the two fiscal years immediately preceding his termination, which will be paid over the 18-month period after such termination; (C) continued payment of his car allowance for 18 months after such termination; and (D) at our option, either (x) coverage under our medical plan to the extent provided for him at the date of termination for a period equal to 18 months after such termination or (y) reimbursement for the COBRA premium for such coverage through the earlier of such 18-month period or the COBRA eligibility period. In addition, all unvested stock-based compensation held by Mr. Murphy in his capacity as an employee on the effective date of the termination will vest as of the effective date of such termination.

Our obligation to provide Mr. Murphy with the termination benefits described above is subject to Mr. Murphy's execution of our standard release of claims. The employment agreement further prohibits Mr. Murphy from competing with us for a period equal to 18 months following the termination of his employment with us, regardless of the reason therefore, in any state or other geographical area in which we sell products or provide services during Mr. Murphy’s employment with us. The employment agreement also prohibits Mr. Murphy from soliciting, seeking to hire, or hiring any person or persons who is employed by or was employed by us within 12 months of Mr. Murphy’s termination of his employment for a period equal to 18 months following the termination of his employment with us.

The employment agreement is attached as Exhibit 10.13 to the Company's Form 8-K filed with the SEC on August 26, 2020.

Executive Severance Pay Plan

Messrs. Fulmer and Vulgamott are eligible to receive benefits pursuant to the Executive Severance Pay Plan, which we refer to as the Executive Severance Plan, is in effect for the benefit of any officer of the Company or any officer of an affiliate that is selected by the plan administrator (which is the Compensation Committee) in its sole and absolute discretion. The Executive Severance Plan is attached as Exhibit 10.14 to the Company's Form 8-K filed with the SEC on August 26, 2020.

Pursuant to the Executive Severance Plan, if we terminate a participating executive without Good Cause (other than due to death or disability) or a participating executive resigns for Good Reason (each as defined in the Executive Severance Plan), he or she will be eligible to receive the following payments and benefits, subject to the terms and conditions set out the Executive Severance Plan: (a) the participating executive’s base salary for a period of the greater of (i) 26 weeks or (ii) the period designated for the participating executive by the administrator, in each case following the effective date of such termination or resignation; (b) a portion of the participating executive’s annual cash bonus for the fiscal year in which the termination occurs to the extent earned under the then applicable executive annual cash incentive program in which the participating executive participates, such amount to be calculated based on the amount that would have been paid for such fiscal year in the absence of the termination multiplied by the fraction, the numerator of which is the number of days in such fiscal year prior to the effective date of the termination and the denominator of which is 360 and such amount to be paid in accordance with the provisions of such Executive Severance Plan; and (c) in the event the participating executive elects such coverage, reimbursement for the cost of continuation coverage pursuant to COBRA during the period described in (a) above for the participating executive and his or her eligible dependents.

In addition, pursuant to the Executive Severance Plan, if we terminate a participating executive during a Potential Change in Control Protection Period or Change in Control Protection Period (each as defined in the Executive Severance Plan) without Good Cause (other than due to death or disability) or a participating executive resigns following an Adverse Change in Control Effect (each as defined in the Executive Severance Plan), he or she will be eligible to receive the following payments and benefits, subject to the terms and conditions set out in the Executive Severance Plan: (a) the participating executive’s base salary for a period of the greater of (i) 52 weeks or (ii) the period designated for the participating executive by the administrator, in each case following the effective date of such termination or resignation; (b) a lump sum cash payment equal to the average of the cash bonus paid to the participating executive for each of the two fiscal years immediately preceding the termination or resignation; (c) all unvested equity-based compensation held by the participating

2026 PROXY STATEMENT	27

Executive Compensation

executive at the time of the termination or resignation that was granted to the participating executive in his or her capacity as an employee after the effective date of the Executive Severance Plan will vest as of the effective date of such termination or resignation; and (d) in the event the participating executive elects such coverage, reimbursement for the cost of continuation coverage pursuant to COBRA during the period described in (a) above for the participating executive and his or her eligible dependents.

Our obligations under the Executive Severance Plan are contingent upon (i) the participating executive executing (and not revoking during any applicable revocation period) and not violating any provision of a valid and enforceable full and unconditional release of all claims against us or any of our affiliates, and (ii) the participating executive’s full compliance with any and all non-competition, non-solicitation, and similar agreements by which the participating executive was bound as of the effective date of his or her termination or resignation.

In addition, the Executive Severance Plan restricts the participating executive from (i) competing with us within the Restricted Territory (as defined in the Executive Severance Plan) during his or her employment with us and for the period equal to the longer of six months after the termination of his or her employment, or the period during which he or she receives cash severance pursuant to the Executive Severance Plan, and (ii) soliciting for employment, seeking to hire, or hiring any person or persons who is employed by or was employed by us within 12 months of the termination of the participating executive’s employment for the purpose of having any such person engage in services that are the same as or similar or related to the services that such person provided for us for a period of 12 months after the termination of his or her employment. The Executive Severance Plan requires the participating executive to (i) maintain in strict secrecy all Confidential Information (as defined in the Executive Severance Plan) obtained by the participating executive in the course of his or her employment; (ii) return to us, upon the termination of his or her employment, books, records, papers, equipment, and all other materials that may contain Confidential Information relating to our business; and (iii) disclose promptly to us all ideas, designs, processes, and improvements relating to our business conceived during his or her employment with the Company or within six months thereafter.

2020 Employee Stock Purchase Plan

Our 2020 Employee Stock Purchase Plan is intended to provide our employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of our common stock through accumulated voluntary payroll deductions, thereby enhancing employee interest in our continued success. The plan was adopted by our Board of Directors, and approved by our then-sole stockholder, in August 2020.

The number of shares of our common stock available for sale under our 2020 Employee Stock Purchase Plan is equal to 419,253 shares, plus the lesser of (i) 1% of the number of shares of our common stock outstanding as of the end of each of our fiscal years or (ii) such number of shares as determined by our Board of Directors or a Board committee designated by our Board of Directors. The plan is currently administered by our Board of Directors. Under the plan’s terms, however, our Board of Directors may appoint a committee to administer the plan, which we refer to as the Plan Committee. The plan grants broad authority to our Board of Directors or the Plan Committee to administer and interpret the plan.

The plan permits eligible employees to authorize payroll deductions that will be utilized to purchase shares of our common stock during a series of consecutive 12-month offering periods, with two six-month purchase or exercise periods within the offering periods. Employees may purchase shares of common stock pursuant to the plan at a favorable price and possibly with favorable tax consequences. All employees of the Company or of those subsidiaries, designated by our Board of Directors, who are regularly scheduled to work at least 20 hours per week for more than five months per calendar year, are eligible to participate in the plan. However, an employee will not be granted an option under the plan if immediately after the grant, such employee would own common stock, including outstanding options to purchase common stock under the plan, possessing 5% or more of the total combined voting power or value of our common stock, or participation in the plan would permit such employee’s rights to purchase our common stock under all of our employee stock purchase plans to exceed $25,000 in fair market value (determined at the time the option is granted) of our common stock for each calendar year in which such option is outstanding.

The plan is implemented in a series of successive offering periods, each with a maximum duration of 12 months. If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of a 12-month offering period, then that offering period will automatically terminate, and a new 12-month offering period will begin on the next business day. Each offering period will begin on the April 1 or October 1, as applicable, immediately following the end of the previous offering period.

Upon enrollment in the plan, the participant authorizes a payroll deduction, on an after-tax basis, in an amount of not less than 1% and not more than 20% (or such greater percentage as the Plan Committee may establish from time to time before the first day of an offering period) of the participant’s eligible compensation on each payroll date. Unless the participant withdraws from the plan, the participant’s option for the purchase of shares will be exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable exercise price with the accumulated plan contributions then credited to the participant’s account under the plan. To the extent necessary to comply with Section 423 of the Code, the Plan Committee may

28

Executive Compensation

reduce a participant’s payroll deduction percentage to 0% at such time during any purchase period scheduled to end during the current calendar year when the participant’s aggregate payroll deductions for the calendar year exceeds $25,000 multiplied by the applicable percentage (i.e., 85%).

Under the plan, the maximum number of shares that a participant may purchase during any exercise period is 2,500 shares. In addition, the IRS has established a calendar year maximum purchase equal to a total value of $25,000 in shares, based on the fair market value on the first day of the exercise period. A participant will have no interest or voting right in shares of our common stock covered by the participant’s option until such option has been exercised. No interest is paid on funds withheld, and those funds are used by the Company for general operating purposes.

The plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options, and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends. If the Company dissolves or liquidates, the offering period will terminate immediately prior to the consummation of that action, unless otherwise provided by the Plan Committee. In the event of a merger or a sale of all or substantially all of the Ccompany’s assets, each option under the plan will be assumed or an equivalent option substituted by the successor corporation, unless the Plan Committee, in its sole discretion, accelerates the date on which the options may be exercised.

The plan will remain in effect until the earliest of (a) the exercise date that participants become entitled to purchase a number of shares greater than the number of reserved shares available for purchase under the plan, (b) such date as is determined by the Board of Directors in its discretion, or (c) August 21, 2030.

The Board of Directors or the Plan Committee may amend the plan at any time, provided that such amendment may not adversely affect the rights of any participant with respect to previously granted options and the plan may not be amended if such amendment would in any way cause rights issued under the plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, the Board of Directors will obtain stockholder approval for an amendment.

Our stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the plan. If any option granted under the plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the plan.

2020 Incentive Compensation Plan

Our 2020 Incentive Compensation Plan was adopted by our Board of Directors, and approved by our sole stockholder, in August 2020. The plan is designed to assist the Company and its subsidiaries and other designated affiliates, which we refer to as Related Entities, in attracting, motivating, retaining (including through designated retention awards), and rewarding high-quality executives, employees, officers, directors, and individual consultants who provide services to the Company or our Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Under the plan, we may grant stock options, stock appreciation rights (sometimes referred to as SARs), restricted stock, RSUs, shares granted as a bonus or in lieu of another award, dividend equivalents, and other stock-based awards or performance awards. The persons eligible to receive awards under the plan consist of officers, directors, employees, and consultants of the Company who are natural persons providing bona fide services to the Company or any of our Related Entities and whose services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for shares of our common stock. The material features of the plan are outlined below.

Shares available for awards; adjustments. The aggregate number of shares of common stock available for issuance under the plan is 1,397,510 shares, plus the lesser of (i) 2% of the number of shares outstanding as of the end of each of our fiscal years or (ii) such lesser number of shares as the Compensation Committee may determine. We expect any shares that are subject to an award under the plan will be counted against this limit as one share for every one share granted.

2026 PROXY STATEMENT	29

Executive Compensation

If any shares subject to (i) any award under the plan, or after the effective date of the plan are forfeited, expire, or otherwise terminate without issuance of such shares, (ii) any shares subject to any award that are withheld to satisfy the applicable withholding taxes resulting from the grant, exercise, and/or vesting of such award, or (iii) any award under the plan that could have been settled with shares is settled for cash or otherwise does not result in the issuance of all or a portion of the shares, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for delivery with respect to awards under the plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share.

The administrator of the plan is authorized to adjust the limitations on the number of shares of common stock available for issuance under the plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, shares of common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate.

Administration. The plan is to be administered by the Compensation Committee of our Board of Directors; except, if our Board of Directors fails to designate a Compensation Committee or if there are no longer any members on the Compensation Committee so designated by our Board of Directors, or for any other reason determined by our Board of Directors, then our Board of Directors will serve as the committee. Subject to the terms of the plan, our Compensation Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the plan, construe and interpret the plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as our Compensation Committee may deem necessary or advisable for the administration of the plan.

Stock options and stock appreciation rights. Our Compensation Committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by our Compensation Committee, provided that the exercise price per share of an option and the grant price per share of a SAR will be no less than 100% of the fair market value of a share of our common stock on the date such option or SAR is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of our common stock on the date such ISO is granted.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by our Compensation Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by our Compensation Committee. Our Compensation Committee, thus, has the discretion to permit the exercise price of options awarded under the plan to be paid in cash, shares, other awards or other property (including loans to participants).

Restricted stock. Our Compensation Committee is authorized to grant restricted stock. Restricted stock is a grant of shares of our common stock, which are subject to such risks of forfeiture and other restrictions as our Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by our Compensation Committee.

Restricted stock units. Our Compensation Committee is authorized to grant restricted stock units, or RSUs. An award of RSUs confers upon a participant the right to receive shares of our common stock or cash equal to the fair market value of the specified number of shares covered by the RSUs at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as our Compensation Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted.

30

Executive Compensation

Dividend equivalents. Our Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted in connection with another award (other than stock options and SARs), may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards, or otherwise as specified by our Compensation Committee.

Shares granted as a bonus or in lieu of another award. Our Compensation Committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards authorized under the plan in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements.

Other stock-based awards. Our Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Our Compensation Committee determines the terms and conditions of such awards.

Performance awards. Our Compensation Committee is authorized to grant performance awards to participants on terms and conditions established by our Compensation Committee. performance criteria to be achieved during any performance period and the length of the performance period will be determined by our Compensation Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of our common stock or other property, or any combination thereof, as determined by our Compensation Committee.

Other terms of awards. Awards may be settled in the form of cash, shares of our common stock, other awards, or other property, in the discretion of our Compensation Committee. Our Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as our Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. Our Compensation Committee is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. Our Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that our Compensation Committee may, in its discretion, permit transfers subject to any terms and conditions our Compensation Committee may impose thereon.

Acceleration of vesting; change in control. Subject to certain limitations contained in the plan, including those described in the following paragraph, our Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the Company, as defined in the plan, any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will not lapse, and any performance goals and conditions applicable to an award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the plan. In the event of a change in control and either, (i) we are the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the plan, the applicable award agreement may provide that any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will lapse, and any performance goals and conditions applicable to an award shall be deemed to have been met, as of the time of the change in control. If the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or the successor company assumes or substitutes for the applicable award, as determined in accordance with the plan, the applicable award agreement may provide that with respect to each award held by such participant at the time of the change in control, in the event a participant’s employment is terminated without “cause” by the Company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the plan, within 24 months following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such award will lapse, and any performance goals and conditions applicable to each such award will be deemed to have been met, as of the date on which the participant’s employment is terminated.

2026 PROXY STATEMENT	31

Executive Compensation

Amendment and termination. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or our Compensation Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted; provided that, except as otherwise permitted by the plan or an award agreement, without the consent of an affected participant, no such action by our Board of Directors may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The plan will terminate at the earliest of (i) such time as no shares of common stock remain available for issuance under the plan, (ii) termination of the plan by our Board of Directors, or (iii) the tenth anniversary of the effective date of the plan.

Company Policy Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options, SARs, or similar option-like instruments to our named executive officers or other employees or service providers. If in the future we anticipate granting stock options, SARs, or similar option-like instruments, we will establish a policy regarding how the Board determines when to grant such awards and how the Board or compensation committee will take material nonpublic information into account when determining the timing and terms of such awards.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K under the Securities Act of 1933, which is referred to as the Securities Act, we are providing the following information about the relationship between “Compensation Actually Paid” (herein referred to as “CAP”) to our principal executive officer, or PEO, and our non-PEO named executive officers, or Non-PEO NEOs, compared to our Net Loss and our Total Shareholder Return, or TSR. For further information concerning AOB’s performance-based approach to executive compensation and how AOB aligns executive compensation with Company performance, refer to the Executive Compensation section of this proxy statement.

Year(1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)(7)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (3) (8)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net loss (in thousands) (6)
2026	$1,843,433	$(408,583)	$672,173	$262,413	$120	$(9,208)
2025	$2,862,670	$5,120,972	$970,896	$1,360,220	$144	$(77)

(1) This is our initial filing as a Smaller Reporting Company pursuant to Rule 405 of the Securities Act, and as such, we are only required to include information for the past two fiscal years in this table.

(2) Our PEO for each of the applicable fiscal years 2026 and 2025 is our CEO, Mr. Murphy.

(3) In calculating the CAP, the fair value or change in fair value, as applicable, of the equity awards included in such calculations was computed in accordance with FASB ASC Topic 718 and the valuation assumptions used to calculate fair values were determined in a consistent manner and did not materially differ from those disclosed at the time of grant.

(4) Our Non-PEO NEOs for fiscal years 2026 and 2025, are our CFO, Mr. Fulmer and our COO, Mr. Vulgamott.

(5) Pursuant to the SEC rules, the TSR reflected in this column assumes $100 was invested on April 30,, 2024 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(6) The amounts reflected in this column represent the net loss reflected in our audited financial statements for each applicable fiscal year.

(7) For fiscal years 2026 and 2025, calculation of our PEO’s CAP reflects the adjustments made to the total compensation amounts reported in the Summary Compensation Table (“SCT”) for fiscal years 2026 and 2025, respectfully, computed in accordance with Item 402(v) of Regulation S-K. The CAP dollar amounts included in the table do not reflect the actual amount of compensation earned by the executive or paid by us during the applicable year. The adjustments made to the SCT total for purposes of calculating CAP, in accordance with the relevant rules, are as follows:

32

Executive Compensation

Fiscal Year	2026	2025
PEO SCT Total	$1,843,433	$2,862,670
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(993,792)	(1,085,767)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	459,773	1,779,236
+ Year-Over-Year Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(1,717,040)	1,546,101
+ Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	-	-
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years that Vested During Fiscal Year	(957)	18,731
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	-	-
Compensation Actually Paid to PEO	$(408,583)	$5,120,972

(8) For fiscal years 2026 and 2025, calculation of the average CAP for Non-PEO NEOs reflects the following adjustments made to the total compensation amounts reported for the applicable Non-PEO NEOs in the SCT for fiscal years 2026 and 2025, respectfully, computed in accordance with Item 402(v) of Regulation S-K. The CAP dollar amounts included in the table do not reflect the actual amount of compensation earned by the executives or paid by us during the applicable year. The adjustments made to the SCT total for purposes of calculating CAP, in accordance with the relevant rules, are as follows:

Fiscal Year	2026	2025
Non-PEO NEO Average SCT Total	$672,173	$970,896
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(230,382)	(222,088)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	106,578	363,933
+ Year-Over-Year Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years (A)	(286,182)	241,001
+ Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	-	-
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years that Vested During Fiscal Year	226	6,477
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	-	-
Average Compensation Actually Paid to Non-PEO NEOs	$262,413	$1,360,220

A) The average CAP for the non-PEO NEOs was calculated using the two non-PEO NEOs included in the Summary Compensation Table for the applicable fiscal year. Mr. Vulgamott did not have certain prior-year PSU awards outstanding because he was not an NEO at the time those awards were granted; accordingly, no adjustment related to those awards was included in his CAP for purposes of computing the average CAP for the non-PEO NEOs.

2026 PROXY STATEMENT	33

Executive Compensation

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Loss

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs to our net loss over the two years presented in the table.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs to our cumulative total stockholder return, or TSR, over the two years presented in the table.

34

Director Compensation

The following table sets forth, for the fiscal year ended April 30, 2026, the compensation paid to each of our non-employee directors.

NAME	FEES EARNED OR PAID IN CASH	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL

Barry M. Monheit (1)	$144,000	$79,535	$—	$223,535
Bradley T. Favreau	$86,000	$79,535	$—	$165,535
Gregory J. Gluchowski, Jr.	$103,000	$79,535	$—	$182,535
Luis G. Marconi	$106,000	$79,535	$—	$185,535
Mary E. Gallagher	$103,000	$79,535	$—	$182,535

(1)
As of April 30, 2026, Mr. Monheit had 750 shares of stock awards outstanding, which represent undelivered shares underlying vested RSUs.
(2)
The amounts shown in this column represent the grant date fair value for stock awards granted to the directors calculated in accordance with ASC Topic 718. The assumptions used in determining the grant date fair value of these awards are set forth in Note 13 – Equity to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 30, 2026.

We currently pay each non-employee director an annual retainer in the amount of $70,000. We also pay additional sums to our Chairman of the Board, Chairs of our Board Committees, and members of our Board Committees as follows:

Chairman of the Board	$55,000
Chair, Audit Committee	$25,000
Chair, Compensation Committee	$25,000
Chair, Nominations and Corporate Governance Committee	$25,000
Non-Chair Audit Committee Members	$8,000
Non-Chair Compensation Committee Members	$8,000
Non-Chair Nominations and Corporate Governance Committee Members	$8,000

In addition, each member of each Committee receives an additional $1,500 per Committee meeting attended in excess of ten meetings per year. For fiscal 2026, the Board agreed to waive compensation for committee meetings in excess of ten, as those excess meetings were held in conjunction with regularly scheduled Board meetings. We also reimburse each director for travel and related expenses incurred in connection with attendance at Board of Director and committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.

Each non-employee director receives a stock-based grant in the form of restricted stock units to receive shares of our common stock on the date of his or her first appointment or election to our Board of Directors with a value equal to approximately $85,000, which vest each month on the anniversary of the grant date for 12 months. Each non-employee director also receives a stock-based grant at the meeting of our Board of Directors held immediately following our annual meeting of stockholders for that year with a value equal to approximately $85,000, which vest each month on the anniversary of the grant date for 12 months.

2026 PROXY STATEMENT	35

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our equity compensation plans as of April 30, 2026.

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON DELIVERY OF SHARES FOR RESTRICTED STOCK UNITS	(B) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	(C) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS (1)	(D) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (2)

Equity Compensation Plans Approved by Stockholders	715,254	—	$—	2,156,340
Equity Compensation Plans Not Approved by Stockholders	—	—	—	—
Total	715,254	—	$—	2,156,340

(1)
The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)
Under our 2020 Incentive Compensation Plan, an aggregate of 1,397,510 shares of our common stock was initially authorized for issuance pursuant to awards granted under such plan and the shares issuable thereunder increase by the lesser of (i) 2% of the number of shares outstanding as of the end of each of our fiscal years or (ii) such lesser number of shares as the Compensation Committee may determine. The number of available shares will be increased by the number of shares with respect to which awards previously granted under such plan are terminated without being exercised, expire, are forfeited or cancelled, do not vest, or are surrendered in payment of any awards or any tax withholding with respect thereto. As of April 30, 2026, the aggregate number of shares of our common stock available for issuance pursuant to awards under the 2020 Incentive Compensation Plan was 1,414,104. Our 2020 Employee Stock Purchase Plan initially authorized the sale of up to 419,253 shares of our common stock to employees and the shares issuable thereunder increase by the lesser of (i) 1% of the number of shares of our common stock outstanding as of the end of each of our fiscal years or (ii) such number of shares as determined by our Board of Directors or a Board committee designated by our Board of Directors. As of April 30, 2026, there were 742,236 shares of common stock reserved for issuance under our 2020 Employee Stock Purchase Plan.

36

Report of the Audit Committee

The Board of Directors has appointed an Audit Committee, consisting of three independent directors. All of the members of the Audit Committee are “independent” of the Company and management, as independence is defined in applicable Nasdaq and SEC rules.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of the Company’s independent registered public accountant. The primary responsibilities of the committee include overseeing the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent registered public accountant. The committee discussed with the independent registered public accountant the matters required to be discussed by the Public Company Accounting Oversight Board. This included a discussion of the independent registered public accountant’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent registered public accountant written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the committee concerning independence. The committee also discussed with the independent registered public accountant their independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent registered public accountant.

The committee discussed with the independent registered public accountant the overall scope and plans for its audit. The committee met with the independent registered public accountant, with and without management present, to discuss the results of the examinations, its evaluations of the Company, the internal controls, and the overall quality of the financial reporting. The committee held four meetings during the fiscal year ended April 30, 2026.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended April 30, 2026 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

Mary E. Gallagher, Chair

Gregory J. Gluchowski, Jr.

Luis G. Marconi

2026 PROXY STATEMENT	37

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of forms filed in the SEC’s EDGAR database and written representations from executive officers and directors, we believe that during the fiscal year ended April 30, 2026, all required reports were filed on a timely basis, except that, due to a delay in receiving EDGAR Next access, a Form 4 was filed for Brian D. Murphy on May 9, 2025 to reflect five transactions that occurred on May 1, 2025, May 2, 2025, and May 5, 2025.

38

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of shares as of August 3, 2026 by (1) each director, nominee for director, and named executive officer of the Company, (2) all directors and executive officers of the Company as a group, and (3) each person known by us to own more than 5% of our common stock.

NAME OF BENEFICIAL OWNER (1)	NUMBER OF SHARES (2)		PERCENT (2)

Directors and Executive Officers:
Brian D. Murphy	238,449		1.9%
H. Andrew Fulmer	121,500		*
Brent A. Vulgamott	46,658		*
Barry M. Monheit	92,311	(3)	*
Bradley T. Favreau	59,091	(4)	*
Mary E. Gallagher	54,283	(5)	*
Gregory J. Gluchowski, Jr.	85,280	(6)	*
Luis G. Marconi	43,843	(7)	*
Kevin D. Leary	1,189,283	(8)	9.4%
All directors and executive officers as a group (10 persons)	1,969,486	(9)	15.6%

Other significant stockholders:
Brandes Investment Partners, LP	2,430,740	(10)	19.3%
Hallador Investment Advisors, Inc.	1,182,057	(11)	9.4%
Royce & Associates LP	916,030	(12)	7.3%
Dimensional Fund Advisors LP	852,581	(13)	6.8%
Engine Capital LP	656,329	(14)	5.2%

* Percentage of ownership of less than one percent.

(1)
Except as otherwise indicated, each person named in the table has the sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law. Except as otherwise indicated, each person may be reached as follows: c/o American Outdoor Brands, Inc., 1800 North Route Z, Columbia, Missouri 65202.
(2)
The number of shares beneficially owned by each person or entity is determined under the rules promulgated by the SEC taking into effect shares underlying RSUs and PSUs that have or will have vested, but are not deliverable, within 60 days of August 3, 2026. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The number of shares shown includes, when applicable, shares owned of record by the identified person’s minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control, or power of disposition. The percentages shown are calculated based on 12,618,869 shares outstanding on August 3, 2026. The numbers and percentages shown include shares actually owned on August 3, 2026, shares that the identified person or group had the right to acquire within 60 days of such date, and shares underlying RSUs and PSUs that have or will have vested, but are not deliverable, within 60 days of such date. In calculating the percentage of ownership, all shares that the identified person or group had the right to acquire within 60 days of August 3, 2026 upon the exercise of options or the delivery of RSUs and PSUs and all shares underlying RSUs and PSUs that have or will have vested, but are not deliverable, within 60 days of August 3, 2026 are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares stock owned by any other person or group.
(3)
Includes (a) 1,528 shares underlying RSUs that will vest and are deliverable within 60 days of August 3, 2026; and (b) 750 shares underlying RSUs that have vested but the delivery of which is deferred until retirement from the Board. The shares are held by Barry M. Monheit, Trustee, SEP PROP Monheit Family Trust U/A Dated 7/16/2002.
(4)
Includes 1,528 shares underlying RSUs that will vest and are deliverable within 60 days of August 3, 2026.
(5)
Includes 1,528 shares underlying RSUs that will vest and are deliverable within 60 days of August 3, 2026.
(6)
Includes 1,528 shares underlying RSUs that will vest and are deliverable within 60 days of August 3, 2026.
(7)
Includes 1,528 shares underlying RSUs that will vest and are deliverable within 60 days of August 3, 2026.
(8)
Mr. Leary was appointed to the Board of Directors effective August 4, 2026. Includes 563 shares underlying RSUs that will vest and are deliverable within 60 days of August 3, 2026 that were granted on August 4, 2026. In addition, includes 6,663 shares held directly and 1,182,057 shares that Mr. Leary may be deemed to beneficially own by virtue of his affiliation with Hallador Investment Advisors, Inc.. Mr. Leary disclaims beneficial ownership over such securities except to the extent of his pecuniary interest therein.

2026 PROXY STATEMENT	39

Security Ownership of Certain Beneficial Owners and Management

(9)
Includes (a) 8,203 shares underlying RSUs that will vest and are deliverable within 60 days of the record date; and (b) 750 shares underlying RSUs that have vested but the delivery of which is deferred until retirement from the Board.
(10)
Based on the statement on Amendment No. 5 to Schedule 13G filed with the SEC on May 14, 2026, Brandes Investment Partners, L.P. has shared voting over 2,195,814 shares and shared dispositive power over 2,430,740 shares. The address of Brandes Investment Partners, L.P. is 4275 Executive Square, 5th Floor, La Jolla, CA 92037.
(11)
Based on the statement on Schedule 13D/A filed with the SEC on August 10, 2026 includes the following:

REPORTING PERSON	SOLE VOTING POWER	SOLE DISPOSITIVE POWER	SHARED VOTING AND DISPOSITIVE POWER

Hallador Investment Advisors, Inc.	1,182,057	1,182,057	—
Hallador Alternative Assets Fund, LLC	—	—	578,236
Hallador Opportunity Fund LP	—	—	476,136
AWA Small Cap Access Fund LP	—	—	126,185
David C. Hardie	11,900	11,900	1,182,057
Kevin Leary	13,414	13,414	1,182,057
Peter Van Roden	7,000	7,000	1,182,057

The address of Hallador Investment Advisors, Inc. is 5485 Kietzke Lane, Reno, NV 89511.

(12)
Based on the statement on Amendment No. 1 to Schedule 13G filed with the SEC on April 21, 2026, Royce & Associates LP has sole voting and dispositive power over 916,030 shares. The address of Royce & Associates LP is One Madison Avenue, New York, NY 10010.
(13)
Based on the statement on Amendment No. 3 to Schedule 13G filed with the SEC on February 9, 2024, Dimensional Fund Advisors LP has sole voting power over 833,309 shares and sole dispositive power over 852,581 shares. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.
(14)
Based on the statement on Schedule 13D filed with the SEC on August 13, 2023 includes the following:

REPORTING PERSON	SOLE VOTING POWER	SOLE DISPOSITIVE POWER	SHARED VOTING AND DISPOSITIVE POWER

Engine Capital LP	556,624	556,624	—
Engine Jet Capital LP	99,705	99,705	—
Engine Capital Management LP; Engine Capital Management GP, LLC; Engine Investments, LLC; and Arnaud Ajdler	656,329	656,329	—
Bradley T. Favreau	33,035	33,035	—

The address of Engine Capital LP is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

40

Certain Relationships and Related Person Transactions

Procedures for Approval of Related Person Transactions

Unless delegated to the Compensation Committee by our Board of Directors, the Audit Committee charter requires the Audit Committee to review and approve all related party transactions and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by the Company. We have a policy that we will not enter into any such transaction unless the transaction is determined by our disinterested directors to be fair to us or is approved by our disinterested directors or by our stockholders. Any determination by our disinterested directors is based on a review of the particular transaction, applicable laws and regulations, policies of the Company (including those set forth above under “Corporate Governance” or published on our website), and the listing standards of Nasdaq. As appropriate, the disinterested directors of the applicable committees of the Board of Directors shall consult with our legal counsel or internal auditor.

Indemnification Agreements

The Company has entered into indemnification agreements with a majority of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by applicable law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

2026 PROXY STATEMENT	41

Proposal Two – Ratification of Appointment of Independent Registered Public Accountant

Our Audit Committee has appointed Grant Thornton LLP to audit the consolidated financial statements of the Company for the fiscal year ending April 30, 2027 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Grant Thornton LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of non-audit services by our independent registered public accountant is compatible with maintaining their independence and has determined that Grant Thornton LLP’s independence is not compromised by providing such services.

Audit Fees and Audit-Related Fees

The aggregate fees billed to the Company by Grant Thornton LLP for the fiscal years ended April 30, 2026 and 2025 are as follows:

	2026	2025

Audit Fees	$1,170,593	$580,443
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,170,593	$580,443

Audit services for fiscal 2026 consisted of the audit of our consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting as required by Section 404(b) of the Sarbanes-Oxley Act, and the review of our quarterly financial statements. Audit services for fiscal 2025 consisted of the audit of our consolidated financial statements and the review of our quarterly financial statements.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audits, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that the independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

42

Proposal Two – Ratification of Appointment of Independent Registered Public Accountant

All of the services provided by Grant Thornton LLP described above under the caption “Audit-Related Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2027.

2026 PROXY STATEMENT	43

Proposal Three – Non-Binding Advisory Vote on Company's Executive Compensation

As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding advisory vote on the fiscal year 2026 compensation of our named executive officers, as disclosed in the Executive Compensation section, the accompanying compensation tables, and the related narrative in this proxy statement, commonly referred to as the “Say-on-Pay” vote. Although this vote is advisory, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. As set forth in Proposal 4, the Company is providing stockholders with an advisory vote on the frequency of say-on-pay votes, commonly referred to as the "say-on-frequency" vote, at the Annual Meeting. The Board and the Compensation Committee will consider the outcome of the vote in its determination of how frequently we should conduct a say-on-pay vote going forward.

You should read the Executive Compensation section and the compensation tables in determining whether to approve this proposal. The Board submits the following resolution for a stockholder vote at the 2026 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the executive compensation tables and the related narrative discussion, is hereby APPROVED.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2026 AS DISCLOSED IN THIS PROXY STATEMENT.

44

Proposal Four – Non-Binding Advisory Vote on Frequency of Future Say-on-Pay Votes

The Company’s stockholders are asked to cast a non-binding advisory vote to approve the compensation paid to our named executive officers in the fiscal year 2026 as described in this proxy statement. At least once every six years, the Dodd-Frank Act enables our stockholders to indicate how frequently they believe we should seek a non-binding advisory vote on the compensation of our named executive officers. We are seeking an advisory, non-binding determination from our stockholders as to the frequency with which stockholders would like to have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.

For the reasons described below, we recommend that our stockholders select a frequency of one year.

▪
A one-year time period between advisory votes will enhance our Board’s understanding of the reasons for positive or negative vote results. An annual vote will provide near-immediate feedback on compensation decisions and allow the Board to link the results of each advisory vote to specific compensation actions or decisions.
▪
Many of our compensation decisions, including salary adjustments and determination of annual cash incentive awards and long-term incentive awards, are made annually. An annual advisory vote aligns with the timing of these decisions and allows our stockholders a formal opportunity to express their view on each year’s compensation decisions.
▪
An annual advisory vote is consistent with corporate governance principles that encourage regular engagement with stockholders. The Board considers frequent solicitation of our stockholders’ views, including on matters of executive compensation, as an important component of corporate governance.

Based on the factors discussed above, our Board recommends that future say-on-pay votes occur every year until the next frequency vote. Stockholders are not being asked to approve or disapprove our Board’s recommendation, but rather to indicate their choice among the following say-on-pay frequency options: every one year, every two years or every three years, or to abstain from voting.

With respect to this proposal, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by our stockholders.

This vote is advisory and therefore not binding on the Company, our Compensation Committee or our Board. Although the vote is non-binding, our Board values the opinions of our stockholders and will take into account the outcome of the vote when considering how frequently we should conduct a say-on-pay vote going forward. However, because this vote is advisory and not binding on the Company or our Board, our Board may decide that it is in the Company’s and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF "ONE YEAR" ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

2026 PROXY STATEMENT	45

Deadlines for Receipt of

Stockholder Proposals

Deadline for the Submission of Stockholder Proposals for Inclusion in Our Proxy Statement for Our 2027 Annual Meeting of Stockholders Pursuant to SEC Rule 14a-8

If any stockholder intends to present a proposal (other than for director nominations) for inclusion in our proxy materials for our 2027 Annual Meeting of Stockholders, such proposal must comply with all of the procedural and substantive requirements of SEC Rule 14a-8 under the Exchange Act and must be submitted in writing and received by us at American Outdoor Brands, Inc., 1800 North Route Z, Columbia, MO 65202, Attention: Secretary, not less than 120 calendar days prior to the anniversary of the date the our definitive proxy statement was first released to stockholders in connection with our 2026 Annual Meeting of Stockholders, which for the 2027 Annual Meeting of Stockholders is April 16, 2027, unless the date of our 2027 Annual Meeting of Stockholders shall have been accelerated or delayed by more than 30 days from September 28, 2027, in which case the deadline for submission of the stockholder proposal is a reasonable time before we begin to print and disseminate our definitive proxy materials. Any proposal and supporting statement submitted by a stockholder pursuant to SEC Rule 14a-8 for inclusion in our proxy statement may not exceed an aggregate of 500 words.

Deadline for the Submission by Stockholders of Company Director Nominations and Other Business Proposals Not for Inclusion in Our Proxy Statement for Our 2027 Annual Meeting of Stockholders

Our bylaws require that any stockholder desiring to nominate one or more persons for election to our Board of Directors, or to propose other business not for inclusion in our proxy statement pursuant to SEC Rule 14a-8, in each case for consideration and a vote at our 2027 Annual Meeting of Stockholders must give timely written notice of such nomination or other business proposal by delivery thereof to us at American Outdoor Brands, Inc., 1800 North Route Z, Columbia, MO 65202, Attention: Secretary. To be timely, such notice must be so delivered not later than the close of business on June 30, 2027 (i.e., the 90th day prior to the first anniversary of our 2026 Annual Meeting of Stockholders), nor earlier than the close of business on May 31, 2027 (i.e., the 120th day prior to the first anniversary of our 2026 Annual Meeting of Stockholders), unless the date of our 2027 Annual Meeting of Stockholders is held earlier than August 29, 2027 (i.e., more than 30 days prior to the first anniversary of our 2026 Annual Meeting of Stockholders) or later than December 7, 2027 (i.e., more than 70 days after the first anniversary of our 2026 Annual Meeting of Stockholders), in which case the notice must be so delivered to us not earlier than the close of business on the 120th day prior to our 2027 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to our 2027 Annual Meeting of Stockholders or (ii) the 10th day after the date on which a public announcement of the date of our 2027 Annual Meeting of Stockholders is first made by us. The foregoing 30-day submission period and corresponding time limits also apply in determining whether notice is timely for purposes of applicable SEC rules relating to our exercise of discretionary voting authority.

Important Stockholder Notice Requirements

In addition to the foregoing requirements, in the case of stockholder proposals not made pursuant to SEC Rule 14a-8, our bylaws require a stockholder’s written notice of a director nomination or the proposal of other business, as applicable, to contain, among other things:

▪
the name and address of the stockholder giving the notice and the beneficial owner, if any, on whose behalf such notice is given;
▪
the class or series and number of shares owned beneficially and of record by the stockholder and any beneficial owner;
▪
a representation that the stockholder (or a qualified representative) intends to appear in person or by proxy at the annual meeting of stockholders;
▪
a representation whether the stockholder or the beneficial owner, if any, intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding shares of stock required to approve or adopt the business proposal or elect the director nomination and/or otherwise solicit proxies from stockholders in support thereof;
▪
a description of any agreement, arrangement or understanding with respect to the director nomination or business proposal between or among the stockholder or the beneficial owner, if any, existing at the time written notice is provided or existing during the prior 24 months, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable);
▪
a description of any agreement, arrangement or understanding (including, without limitation, with respect to any profit interests, options, hedging transactions, borrowed or loaned shares, or other derivative positions) that has been entered into as of the

46

Deadlines for Receipt of Stockholder Proposals

date of the notice by, or on behalf of, the stockholder or the beneficial owner, if any, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of our capital stock, or to maintain, increase or decrease the voting power of the stockholder or the beneficial owner, if any, with respect to shares of the Company (any such agreement, arrangement or understanding, or Derivative Instrument);
▪
a description of the terms of, and the number of shares subject to, any short interest in any securities of the Company in which the stockholder or the beneficial owner, if any, has an interest;
▪
a description of any proportionate interest in the shares of the corporation or any derivative instrument held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the stockholder or the beneficial owner, if any, or any of their respective affiliates and associates, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, of such general or limited partnership or similar entity or is the manager or managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity;
▪
a description of the terms of any performance-related fees (other than asset-based fees) that the stockholder or the beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Company or any Derivative Instruments; and
▪
a description of (i) any significant equity interest of the stockholder or the beneficial owner, if any, in a competitor of the Company (a "Principal Competitor"), and (ii) any direct or indirect pecuniary interest of the stockholder or the beneficial owner, if any, in any material contract with a Principal Competitor of the Company. “Principal Competitor” means a competitor of the Company with respect to any material line of business of the Company as determined from time to time by the Chief Executive Officer. A stockholder may request from the Company a list of the Principal Competitors prior to submitting a notice and the Company shall provide such list to the stockholder within five (5) business days after receipt of such request. Notwithstanding the foregoing, however, if the business proposal is otherwise subject to Rule 14a-8, the foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified us of such stockholder’s intention to present such business proposal at an annual meeting of stockholders of the Company in compliance with Rule 14a-8, and such business proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting of stockholders.

For director nominations made by stockholders, our bylaws also require a stockholder’s written notice thereof to contain, among other things, with respect to each proposed director nominee:

▪
the name, age, business, and residence address of the proposed nominee;
▪
the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected;
▪
a description of all compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, entered into between and among the stockholder or any beneficial owner, on the one hand, and the proposed nominee, on the other hand; and
▪
any other information relating to the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act.

We may also require a proposed nominee to furnish other information (in the form of questionnaires and otherwise) to determine the eligibility of such proposed nominee to serve as one of our directors.

For stockholder proposals other than director nominations, our bylaws further require a stockholder’s written notice thereof to contain, among other things, a brief description of the business, the text of the proposed business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), the reasons for conducting such business at the annual meeting, and whether and the extent to which the stockholder or any beneficial owner has any material interest in such business proposal and a general description of such material interest.

Prior to making any submission to us, we encourage our stockholders to carefully review, as applicable, the full text of SEC Rule 14a-8 and the full text of our bylaws for additional requirements to nominate a person for election to our Board of Directors (including information regarding proxy access eligibility, procedural and disclosure requirements, and other relevant requirements to nominate directors) or to submit a proposal for other business at the annual meeting.

2026 PROXY STATEMENT	47

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy statement and annual report, please contact Broadridge as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

48

Other Matters

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our Board of Directors may recommend.

2026 PROXY STATEMENT	49

Appendix A – Adjusted EBITDA

We use GAAP net income as our primary financial measure. We use Adjusted EBITDA, which is a non-GAAP financial metric, as a supplemental measure of our performance in order to provide investors with an improved understanding of underlying performance trends, and it should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Adjusted EBITDA is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, and stock compensation expense. Our Adjusted EBITDA calculation also excludes certain items we consider non-routine. We believe that Adjusted EBITDA is useful to understanding our operating results and the ongoing performance of our underlying business, as Adjusted EBITDA provides information on our ability to meet our capital expenditure and working capital requirements, and is also an indicator of profitability. We believe this reporting provides additional transparency and comparability to our operating results. We believe that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by analysts, investors, and other interested parties to evaluate companies in our industry. We use Adjusted EBITDA to supplement GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to neutralize our capitalization structure to compare our performance against that of other peer companies using similar measures, especially companies that are private. We also use Adjusted EBITDA to supplement GAAP measures of performance to evaluate our performance in connection with compensation decisions. We believe it is useful to investors and analysts to evaluate this non-GAAP measure on the same basis as we use to evaluate our operating results.

Adjusted EBITDA is a non-GAAP measure and may not be comparable to similar measures reported by other companies. In addition, non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. We address the limitations of non-GAAP measures through the use of various GAAP measures. In the future, we may incur expenses or charges such as those added back to calculate Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these items.

The following table sets forth our calculation of non-GAAP Adjusted EBITDA for the fiscal years ended April 30, 2026 and 2025 (dollars in thousands):

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

(Unaudited)

	FOR THE YEARS ENDED

	APRIL 30, 2026	APRIL 30, 2025

GAAP net loss	($9,208)	($77)
Interest expense/(income)	276	(60)
Income tax expense	45	123
Depreciation and amortization	12,322	13,179
Stock compensation	3,071	3,500
Impairment of assets held for sale	3,433	—
Technology implementation	41	—
Non-recurring inventory reserve adjustment	—	444
Emerging growth status transition costs	—	458
Contract exit costs	62	—
Other	151	100
Non-GAAP Adjusted EBITDA	$10,193	$17,667

50

Reshaping fishing through gamification
BUBBA
Setting the standard for shooting rests
BOG
Reinventing target shooting
CALDWELL
Reimagining outdoor cooking
grilla grills
grilla

AMERICAN OUTDOOR BRANDS, INC. HEADQUARTERS

1800 North Route Z, Columbia, MO 65202 | www.aob.com

Logo AMERICAN OUTDOOR BRANDS, INC. 1800 NORTH ROUTE Z COLUMBIA, MO 65202 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AOUT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 27, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02448-P55947 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AMERICAN OUTDOOR BRANDS, INC. The Board of Directors recommends you vote FOR the following: 1. PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors each of the nominees listed below to serve until their successors are elected and qualified at the 2027 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification, or removal. Nominees: For Against Abstain 1a. Barry M. Monheit 1b. Bradley T. Favreau 1c. Mary E. Gallagher 1d. Gregory J. Gluchowski 1e. Kevin D. Leary 1f. Luis G. Marconi 1g. Brian D. Murphy The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. PROPOSAL 2: To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. PROPOSAL 3: To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in the proxy statement (a "say-on-pay" vote). The Board of Directors recommends you vote for the option of 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain 4. PROPOSAL 4: To approve, on a non-binding advisory basis, the frequency of future say-on-pay votes (a "say-on-frequency" vote). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted FOR each director, FOR proposal 2, FOR proposal 3, and for the option of "1 Year" for proposal 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. Please email address changes or comments to: investorrelations@aob.com. NOTE: Please sign exactly as your name(s) appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Virtual Annual Meeting Site: www.virtualshareholdermeeting.com/AOUT2026 Accessing the Virtual Annual Meeting: To attend the virtual Annual Meeting online, you will need the 16-digit control number included on your proxy card or in the instructions provided by your bank, broker or other financial intermediary, if you hold the shares in "street name." Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent: US Shareowner Services Equiniti 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120 (919) 744-2722 Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Elizabeth Sharp, VP Investor Relations at lsharp@aob.com. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. T02449-P55947 AMERICAN OUTDOOR BRANDS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2026 ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 28, 2026 The undersigned stockholder of AMERICAN OUTDOOR BRANDS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated August 14, 2026, and hereby constitutes and appoints Brian D. Murphy and H. Andrew Fulmer, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned with all powers that the undersigned would have if personally present, at the 2026 Annual Meeting of Stockholders of the Company, to be held on Monday, September 28, 2026, at 12:00 PM Eastern Time, online at www.virtualshareholdermeeting.com/AOUT2026 and at any adjournment or postponement thereof (the "Annual Meeting"), and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement. The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that come before the 2026 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominee directors; FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of the Company for the fiscal year ending April 30, 2027; FOR the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in the proxy statement (a "say-on-pay" vote); for the option of "1 Year" on the approval, on a non-binding advisory basis, of the frequency of future say-on-pay votes (a "say-on-frequency" vote); and as said proxies deem advisable on such other matters as may come before the meeting. A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or postponement thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. Your Internet or Telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2027; FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2026, AS DISCLOSED IN THE PROXY STATEMENT, (A ''SAY-ON-PAY'' VOTE); AND, FOR THE OPTION OF "1 YEAR" ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES (A ''SAY-ON-FREQUENCY'' VOTE). PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE.